Exhibit 10.23












                           EXIGENT INTERNATIONAL, INC.
        EMPLOYEE 401(K) PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

               (As Amended and Restated Effective January 1, 1999)

                           EXIGENT INTERNATIONAL, INC.
        EMPLOYEE 401(K) PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

               (As Amended and Restated Effective January 1, 1999)

                                TABLE OF CONTENTS

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                                                                                                               Page
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ARTICLE 1.........................................................................................................1

   INTRODUCTION...................................................................................................1
      1.01  History...............................................................................................1
      1.02  Amended and Restated Plan.............................................................................1
      1.03  Purpose...............................................................................................1
      1.04  Plan Governs Distribution of Benefits.................................................................2
      1.05  Accrued Benefits......................................................................................2

ARTICLE 2.........................................................................................................3

   DEFINITIONS....................................................................................................3
      Account.....................................................................................................3
      Act or ERISA................................................................................................3
      Adjustment..................................................................................................3
      Affiliate...................................................................................................3
      Affiliated Sponsor..........................................................................................3
      Authorized Leave of Absence.................................................................................3
      Beneficiary.................................................................................................4
      Board.......................................................................................................4
      Code........................................................................................................4
      Committee...................................................................................................5
      Company.....................................................................................................5
      Company Stock...............................................................................................5
      Compensation................................................................................................5
      Distribution................................................................................................5
      Earnings....................................................................................................5
      Effective Date..............................................................................................5
      Eligible Employee...........................................................................................5
      Employee....................................................................................................6
      Employer....................................................................................................6
      Employer Contributions......................................................................................6
      Employer Matching Contribution Account......................................................................6
      Employer Matching Contributions.............................................................................6
      Employer Profit Sharing Contribution Account................................................................6
      Employer Profit Sharing Contributions.......................................................................6
      Employment..................................................................................................6
      Employment Commencement Date................................................................................7
      Entry Date..................................................................................................7
      ERISA.......................................................................................................7
      ESOP Contribution Account...................................................................................7
      ESOP Contributions..........................................................................................7
      Fiduciary...................................................................................................7
      Fund........................................................................................................7
      Highly Compensated Employee.................................................................................7
      Hour of Service.............................................................................................7
      Investment Fund.............................................................................................8
      Non-highly Compensated Employee.............................................................................9
      Normal Retirement Date......................................................................................9
      One-Year Break in Service...................................................................................9
      Participant.................................................................................................9
      Permanent Disability........................................................................................9
      Plan........................................................................................................9
      Plan Administrator or Administrator.........................................................................9
      Plan Year...................................................................................................9
      Pre-Tax Contribution........................................................................................9
      Pre-Tax Contribution Account...............................................................................10
      Prior Plans................................................................................................10
      Qualified..................................................................................................10
      Qualified Nonelective Contribution.........................................................................10
      Qualified Nonelective Contribution Account.................................................................10
      Retirement.................................................................................................10
      Separated Participant......................................................................................10
      Spouse.....................................................................................................10
      Termination Date...........................................................................................10
      Treasury Regulation........................................................................................11
      Trust or Trust Agreement...................................................................................11
      Trustee....................................................................................................11
      Valuation Date.............................................................................................11
      Year of Eligibility Service................................................................................11
      Other Rules................................................................................................11

ARTICLE 3........................................................................................................12

   PARTICIPATION.................................................................................................12
      3.01  Participation........................................................................................12
      3.02  Participation and Rehire.............................................................................12
      3.02  Acquisitions.........................................................................................13
      3.03  Not Contract for Employment..........................................................................13

ARTICLE 4........................................................................................................14

   PRE-TAX CONTRIBUTIONS; ROLLOVERS..............................................................................14
      4.01  Pre-Tax Contributions................................................................................14
      4.02  Elections Regarding Pre-Tax Contributions............................................................14
      4.03  Change in Employee Contribution Percentage or Suspension of Contributions............................14
      4.04  Deadline for Contribution and Allocation of Pre-Tax Contributions....................................15
      4.05  Rollover Contribution................................................................................15

ARTICLE 5........................................................................................................17

   EMPLOYER CONTRIBUTIONS........................................................................................17
      5.01  Employer Matching Contribution.......................................................................17
      5.02  Employer Profit Sharing Contributions................................................................17
      5.03  Qualified Nonelective Contributions..................................................................17
      5.04  Form and Timing of Contributions.....................................................................17
      5.05  Forfeitures..........................................................................................18

ARTICLE 6........................................................................................................19

   ACCOUNTS AND ALLOCATIONS......................................................................................19
      6.01  Participant Accounts.................................................................................19
      6.02  Allocation of Adjustments............................................................................20
      6.03  Plan Expenses........................................................................................20
      6.04  Investment Funds and Elections.......................................................................20
      6.05  Errors...............................................................................................21
      6.06  Valuation For Purposes of Distributions..............................................................21

ARTICLE 7........................................................................................................22

   VESTING.......................................................................................................22
      7.01  Retirement...........................................................................................22
      7.02  Disability...........................................................................................22
      7.03  Death................................................................................................22
      7.04  Other Termination of Employment......................................................................22

ARTICLE 8........................................................................................................24

   DISTRIBUTIONS.................................................................................................24
      8.01  Commencement of Distribution.........................................................................24
      8.02  Method of Distribution...............................................................................25
      8.03  Payment to Minors and Incapacitated Persons..........................................................25
      8.04  Application for Benefits.............................................................................25
      8.05  Special Distribution Rules...........................................................................25
      8.06  Distributions Pursuant to Qualified Domestic Relations Orders........................................26
      8.07  Direct Rollovers.....................................................................................26

ARTICLE 9........................................................................................................28

   IN-SERVICE WITHDRAWALS; LOANS.................................................................................28
      9.01  Hardship Withdrawal of Account.......................................................................28
      9.02  Definition of Hardship...............................................................................28
      9.03  Maximum and Minimum Hardship Distribution............................................................28
      9.04  Procedure to Request Hardship........................................................................29
      9.05  Authority to Establish Loan Program..................................................................29
      9.06  Eligibility for Loans................................................................................30
      9.07  Loan Amount..........................................................................................30
      9.08  Maximum Number of Loans..............................................................................30
      9.09  Assignment of Account................................................................................30
      9.10  Interest.............................................................................................31
      9.11  Term of Loan.........................................................................................31
      9.12  Level Amortization...................................................................................31
      9.13  Directed Investment..................................................................................31
      9.14  Other Requirements...................................................................................31
      9.15  Distribution of Loan.................................................................................32
      9.16  Suspension of Loan Repayments During Military Service................................................32
      Withdrawals On or After Age 59-1/2.........................................................................32

ARTICLE 10.......................................................................................................33

   ADMINISTRATION OF THE PLAN....................................................................................33
      10.01    Named Fiduciaries.................................................................................33
      10.02    Board of Directors................................................................................33
      10.03    Trustee...........................................................................................33
      10.04    Committee.........................................................................................33
      10.05    Standard of Fiduciary Duty........................................................................35
      10.06    Claims Procedure..................................................................................35
      10.07    Indemnification of Committee......................................................................37

ARTICLE 11.......................................................................................................38

   AMENDMENT AND TERMINATION.....................................................................................38
      11.01    Right to Amend....................................................................................38
      11.02    Termination and Discontinuance of Contributions...................................................38

ARTICLE 12.......................................................................................................39

   SPECIAL DISCRIMINATION RULES..................................................................................39
      12.01    Definitions.......................................................................................39
      12.02    Limit on Pre-Tax Contributions....................................................................42
      12.03    Average Actual Deferral Percentage................................................................44
      12.04    Special Rules For Determining Average Actual Deferral Percentage..................................45
      12.05    Distribution of Excess ADP Deferrals..............................................................45
      12.06    Average Actual Contribution Percentage............................................................47
      12.07    Special Rules For Determining Average Actual Contribution Percentages.............................48
      12.08    Distribution of Employer Matching Contributions...................................................48
      12.09    Combined ACP and ADP Test.........................................................................49
      12.10    Order of Applying Certain Sections of Article.....................................................50

ARTICLE 13.......................................................................................................52

   HIGHLY COMPENSATED EMPLOYEES..................................................................................52
      13.01    In General........................................................................................52
      13.02    Highly Compensated Employees......................................................................52
      13.03    Former Highly Compensated Employee................................................................52
      13.04    Definitions.......................................................................................53
      13.05    Other Methods Permissible.........................................................................54

ARTICLE 14.......................................................................................................55

   MAXIMUM BENEFITS..............................................................................................55
      14.01    General Rule......................................................................................55
      14.02    Combined Plan Limitation..........................................................................56
      14.03    Definitions.......................................................................................56

ARTICLE 15.......................................................................................................59

   TOP HEAVY RULES...............................................................................................59
      15.01    General...........................................................................................59
      15.02    Definitions.......................................................................................59
      15.03    Minimum Benefit...................................................................................60
      15.04    Combined Plan Limitation For Top Heavy Years......................................................61
      15.05    Top Heavy ESOP Contribution Account Vesting.......................................................61

ARTICLE 16.......................................................................................................62

   MISCELLANEOUS.................................................................................................62
      16.01    Headings..........................................................................................62
      16.02    Action by Employer................................................................................62
      16.03    Spendthrift Clause................................................................................62
      16.04    Distributions Upon Special Occurrences............................................................62
      16.05    Discrimination....................................................................................63
      16.06    Release...........................................................................................63
      16.07    Compliance with Applicable Laws...................................................................63
      16.08    Agent for Service of Process......................................................................63
      16.09    Merger............................................................................................63
      16.10    Governing Law.....................................................................................63
      16.11    Adoption of the Plan by an Affiliated Sponsor.....................................................64
      16.12    Location of Participant or Beneficiary Unknown....................................................65
      16.13    Qualified Military Service........................................................................65

ARTICLE 17.......................................................................................................66

   EMPLOYEE STOCK OWNERSHIP PLAN.................................................................................66
      17.01    Introduction......................................................................................66
      17.02    Definitions.......................................................................................66
      17.03    Investment of ESOP Assets.........................................................................66
      17.04    ESOP Contributions................................................................................67
      17.05    Allocations to Participants' Accounts.............................................................68
      17.06    Distributions from ESOP Account...................................................................70
      17.07    Dividend Distributions............................................................................71
      17.08    Voting Rights.....................................................................................71
      17.09    Put Options.......................................................................................73
      17.10    Nonterminable Protections and Rights..............................................................73
SCHEDULE A
        AFFILIATED SPONSORS...................................................................................1A

SCHEDULE B
        PREDECESSOR EMPLOYERS.................................................................................1B

SCHEDULE C
        MATCHING EMPLOYER CONTRIBUTIONS.......................................................................1C

                           EXIGENT INTERNATIONAL, INC.
        EMPLOYEE 401(K) PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

               (As Amended and Restated Effective January 1, 1999)


                                    ARTICLE 1

                                  INTRODUCTION

1.01       History.

Software Technology, Inc. a subsidiary of Exigent International, Inc. originally established the Software Technology, Inc. Employee 401(k) Profit Sharing Plan (the "Prior 401(k) Plan") on February 1, 1980 and the Software Technology, Inc. Employee Stock Ownership Plan (the "Prior ESOP Plan") on January 31, 1986 (collectively, the "Prior Plans"). The Prior Plans have been amended and restated from time to time and have been maintained in such manner as to meet the qualification requirements of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), as amended, and of the Employee Retirement Income Security Act of 1974 ("ERISA").

1.02       Amended and Restated Plan.

Except as otherwise specified herein, effective January 1, 1999, the Prior Plans are amended and completely restated in their entirety as set forth in this document and in the Trust. The Plan as amended shall be maintained in such manner as to meet the requirements of Section 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended, and of the Employee Retirement Income Security Act of 1974.

1.03       Purpose.

This Plan is intended to provide a cash or deferred arrangement under Code Sections 401(a) and 401(k) and to provide for employee equity participation in the Company through the ESOP accounts transferred from the Prior ESOP Plan. Under the Plan, Participants can direct that a specified percentage of the amount that otherwise would have been paid to them as Compensation be contributed by the Employer to the Plan. The benefits described in the Plan are provided for the exclusive benefit of the Participants and their Beneficiaries.

1.04       Plan Governs Distribution of Benefits.

The distribution of benefits for all Participants shall be governed by the provisions of this Plan. Early retirement benefits, retirement-type subsidies, or optional forms of benefit protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code, Treasury Regulations, authority issued by the Internal Revenue Service or judicial authority.

1.05       Accrued Benefits.

Participants who earn an Hour of Service on or after the Effective Date shall be subject to the provisions of this Plan. All other Participants shall be subject to the terms and provisions of the Prior Plans in effect as of each such Participant's Termination Date.

                                    ARTICLE 2

                                   DEFINITIONS

Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

Account shall mean the Account established and maintained by the Committee or Trustee for each Participant or their Beneficiaries to which shall be allocated each Participant's interest in the Fund. Each Account shall be comprised of the sub-accounts described in Section 6.01.

Act or ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

Adjustment shall mean, for any Valuation Date, the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Fund since the immediately preceding Valuation Date. The determination of the Adjustment shall be made by the Trustee and shall be final and binding.

Affiliate shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

Affiliated Sponsor shall mean any corporation and any other entity that wishes to adopt this Plan; provided, however, that any such entity described in this paragraph must be designated by the Committee as an Affiliated Sponsor under the Plan. See Section 16.11 for provisions relating to an Affiliated Sponsor's adoption of the Plan. All Affiliated Sponsors, groups of employees designated as participating in the Plan by such Affiliated Sponsors (if not allemployees), and the effective date of a company's designation as an Affiliated Sponsor shall be specified in Schedule A.

Authorized Leave of Absence shall mean any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. If an Employee fails to return to Employment upon cessation of the Authorized Leave of Absence, such Employee will be deemed to have incurred a Termination Date on the first day of such leave of absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence to the extent required by federal law. Absences subject to the Family and Medical Leave Act of 1993 shall be considered Authorized Leaves of Absence to the extent required by law.

Beneficiary.

(a) Unmarried Participants. For unmarried Participants, any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities designated by the Participant in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation shall be void if the Participant revokes the designation or marries. Any Beneficiary designation shall be void to the extent it conflicts with the terms of a qualified domestic relations order, marital settlement agreement or divorce decree.

If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the surviving descendants of the Participant (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate. For the purposes of the foregoing sentence, the term "descendants" shall include any persons adopted by a Participant or by any of his descendants.

(b) Married Participants. A married Participant's Beneficiary shall be his Spouse at the time of his death unless the Participant has designated a specific non-spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a notary public on a form provided by the Committee, or unless the terms of a qualified domestic relations order require payment to a non-spouse Beneficiary. A married Participant's designation of a non-spouse Beneficiary in accordance with the preceding sentence shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

For the purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant (i) files a valid designation with the Committee; or (ii)files a signed statement with the Committee evidencing his intent to revoke any prior designations.

Board shall mean the Board of Directors of the Company or the Employer, as the case may be.

Business Day shall mean any day except Saturdays, Sundays, and any day designated as a holiday by the Federal Government.

Code shall mean the Internal Revenue Code of 1986, as amended. A reference to a specific provision of the Code shall include such provision and any applicable Treasury Regulation pertaining thereto.

Committee shall mean the Committee appointed by the Board under Article 10 to administer the Plan. This term is interchangeable with "Plan Administrator."

Company shall mean Exigent International, Inc. and its successors and assigns which adopt this Plan.

Company Stock shall mean Exigent International, Inc. common stock.

Compensation.

(a) Except as provided herein, Compensation shall mean the Participant's gross annual earnings from salary and wages, but not commissions, bonuses, severance pay, taxable welfare and fringe benefit plan payments or reimbursements, deferred compensation, and compensation realized from the issuance or exercise of equity based options or compensation. Compensation shall include (or shall be grossed up to include) pre-tax contributions or deferrals to the Employer's tax qualified 401(k) plan and/or Section 125 cafeteria plan. For the stand-alone ESOP Plan, compensation shall not include wages (including both regular and overtime premium pay) for hours worked in excess of 2080 in the Plan Year. However, for the 401(k) Plan, wages for all hours worked in accordance with the above requirements will be eligible and may exceed 2080 in the Plan Year.

(b) The annual Compensation of each employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.

(c) Notwithstanding (a) above, effective for Plan Years beginning after December 31, 1997, for purposes of Article 14 below, Form W-2 Compensation shall be grossed up to include Pre-Tax Contributions under this Plan and salary reduction pre-tax contributions to a Code Section 125 Plan maintained by the Employer.

Disability Retirement Date shall mean the first day of the month coincident with or immediately following the date the Committee determines that the Participant is Permanently Disabled.

Distribution shall mean payment by the Trustee to or for the benefit of a Participant, Spouse, Beneficiary or other person entitled to benefits as provided in this Plan.

Earnings shall have that meaning as defined in Section 4.01.

Effective Date shall mean January 1, 1999.

Eligible Employee shall mean all Employees who are employed by the Employer. The following Employees shall not be considered Eligible Employees:

(i) any Employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless such employee has been designated by the Committee as an "Eligible Employee" for the purposes of this Plan;

(ii) any "Leased Employee," within the meaning of Code Section 414(n)(2), with respect to the Employer; or

(iii) any Employee who is a nonresident alien and who does not receive earned income from the Employer which constitutes income from sources within the United States.

Employee shall mean any person employed by, or on Authorized Leave of Absence from, the Employer, and any person who is a "Leased Employee" within the meaning of Code Section 414(n)(2) with respect to the Employer. However, if such "Leased Employees" constitute less than 20 percent of the Employer's combined non-highly compensated work force, within the meaning of Code Section 414(n)(5), the term "Employee" shall not include "Leased Employees" covered by a plan described in Code Section 414(n)(5). "Leased Employee" shall mean any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and for Plan Years beginning after December 31, 1996, such services are performed under the primary direction or control by the Employer.

Employer shall mean the Company and any Affiliated Sponsor. All Affiliated Sponsors are listed on Schedule A.

Employer Contributions shall mean Employer Matching Contributions, Employer Profit Sharing Contributions, ESOP Contributions, and/or Qualified Nonelective Contributions.

Employer Matching Contribution Account shall mean the portion of a Participant's Account attributable to the Employer Matching Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to such Employer Matching Contributions.

Employer Matching Contributions shall have that meaning as defined in Section 5.01.

Employer Profit Sharing Contribution Account shall mean the portion of a Participant's Account attributable to Employer Profit Sharing Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to the Employer Profit Sharing Contribution Account.

Employer  Profit  Sharing  Contributions  shall  have the  meaning as defined in
Section 5.02.

Employment shall mean the active service of an Employee with the Employer.

Employment Commencement Date shall mean the date on which the Employee first performs an Hour of Service for the Employer as defined in Department of Labor Regulations.

Entry Date shall mean every day that the Employer is open for business of each Plan Year.

ERISA.  See "Act".

ESOP Contribution Account shall mean the portion of a Participant's Account attributable to ESOP Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to such ESOP contributions.

ESOP Contributions shall have the meaning as defined in Section 17.04.

Fiduciary shall mean any party named as a Fiduciary in Article 10 of the Plan. Any party shall be considered a Fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party under the Plan.

Forfeiture shall mean that portion of a Participant's Account that is not vested, and occurs on the earlier of:

(a) The distribution of the entire vested portion of a Participant's Account; or

(b) The last day of the Plan Year in which the Participant incurs five consecutive One-Year Breaks in Service.

For purposes of (a) above, in the case of a Separated Participant whose vested interest in his Participant's Account is zero, such Separated Participant shall be deemed to have received a distribution of his vested interest in his
Participant's   account(s)  upon  the  effective  date  of  his  termination  of employment.

Fund shall mean the money and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement. If the Committee so directs, multiple trust funds may be established under this Plan, which together shall comprise the Fund hereunder.

Highly Compensated Employee shall have that meaning as defined in Article 13.

Hour of Service shall mean:

(a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer or Employers.

(b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or Employers, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time.

(c) Each hour for which an Employee is absent from work by reason of: (i) the pregnancy of the Employee, (ii) the birth of the Employee's child, (iii) the child's placement with the Employee in connection with the Employee's adoption of such child, or (iv) caring for a child described in (i) through (iii) above immediately following the child's birth or placement. Hours credited under this paragraph shall be credited at the rate of eight (8) hours per day, but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a One-Year Break in Service (a maximum of 501 hours) during the first computation period in which a One-Year Break in Service would otherwise occur; provided, however, that this rule shall apply only during the Plan Year in which the absence from work begins and the immediately following Plan Year. The paragraph (c) shall apply only to Participants who begin their absence from work for a reason specified in this paragraph (c) on or after the Effective Date.

(d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Employers. These hours shall be credited to the Employee for the computation period or period to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

(e) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework employees) shall be credited with 45 Hours of Service for each week (or 10 Hours of Service for each day) in which such Employee would be credited with Hours of Service in hourly pay. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

The following rules shall apply in determining whether an Employee completes an "Hour of Service":

         1.       The same hours  shall not be credited  under  subparagraphs
                  (a)or(b)above, as the case may be, and subparagraph (c) above.

         2. The rules relating to determining hours of service for reasons other than the performance of duties and for crediting hours of service to particular periods of employment shall be those rules stated in Department of Labor regulations Title 29, Chapter XXV, subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.

Investment Fund shall mean the separate funds under the Trust Fund which are distinguished by their investment objectives.

Non-highly Compensated Employee shall mean an Employee of the Employer who is not a Highly Compensated.

Normal Retirement Date shall mean the date a Participant  attains age fifty-five
(55).

One-Year Break in Service shall mean any Plan Year in which an Employee accrues 500 or fewer Hours of Service. An Employee shall not incur a One-Year Break in Service for the Plan Year in which he becomes a Participant, dies, retires or suffers a Permanent Disability. Furthermore, solely for the purpose of determining whether a Participant has incurred a One-Year Break in Service, Hours of Service shall be recognized for Authorized Leaves of Absence and "maternity or paternity leaves of absence." For this purpose, a "maternity or paternity leave of absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins only if credit therefore is necessary to prevent the Employee from incurring a One-Year Break in Service and, in any case in which the Committee is unable to determine the hours normally credited in a computation period, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

Participant shall mean an Employee who becomes eligible to participate in the Plan as provided in Article 3.

Permanent Disability shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which entitles the Participant to benefits under the Employer's long-term disability plan.

Plan shall mean the Exigent International, Inc. Employee 401(k) Profit Sharing and Employee Stock Ownership Plan as set forth in this document together with any subsequent amendments hereto. See Section 1.01.

Plan Administrator or Administrator shall mean the Committee appointed by the Board pursuant to Article 10 to administer the Plan. All references in the Plan to the Administrator shall be deemed to apply to the Committee and vice versa. The Committee so appointed is hereby designated as the "Administrator" of the Plan within the meaning of Section 3(16) of the Act. If the Board fails to appoint a Committee, the term "Plan Administrator" shall mean the Company.

Plan Year shall be the calendar year.

Pre-Tax Contribution shall mean contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and that are made pursuant to a salary reduction agreement. Such contributions are nonforfeitable when made and distributable only as specified in Articles 8 or 9.

Pre-Tax Contribution Account shall mean the portion of a Participant's Account attributable to Pre-Tax Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Pre-Tax Contributions.

Prior Plans.  See Section 1.01.

Qualified, as used in "qualified plan" or "qualified trust" shall mean a plan and trust which are entitled to the tax benefits provided respectively by Sections 401 and 501 of the Code, and related provisions of the Code.

Qualified Nonelective Contribution shall have that meaning as defined in Section 5.03.

Qualified Nonelective Contribution Account shall mean the portion of a Participant's Account attributable to Qualified Nonelective Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Qualified Nonelective Contributions.

Retirement shall mean the Termination Date of a Participant on or after his Normal Retirement Date.

Separated Participant shall mean a Participant who has terminated employment with the Employer. See Section 3.2(b) below.

Spouse shall mean the person who was married to the Participant (in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted) immediately prior to the date on which payments to the Participant from the Plan begin. If the Participant dies prior to the commencement of benefits, Spouse shall mean a person who is married to a Participant (as defined in the immediately preceding sentence) on the date of the Participant's death. A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law.

Termination Date shall mean the first to occur of the following events:

         (a)      Voluntary resignation from service of the Employer; or

         (b)      Discharge from the service of the Employer by the Employer; or

         (c)      Retirement; or

         (d)      Death; or

         (e)      Permanent Disability.

Notwithstanding the foregoing, an Employee who ceases to be actively employed by reason of an Authorized Absence will not be considered as having a Termination Date.

Treasury Regulation means regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

Trust or Trust Agreement shall refer to the Fund established pursuant to one or more agreements of trust entered into between the Employer and one or more trustees (sometimes referred to as sub-trusts), which governs the creation and maintenance of the Fund, and all amendments thereto which may hereafter be made. It is expressly intended that (if the Committee so directs) multiple sub-trusts may be established under this Plan, which together shall comprise the Trust Fund hereunder and that all of the sub-trusts shall be considered to be a single trust fund for purposes of Section 1.414(1)-1(b)(1) of the Treasury Regulations.

Trustee shall mean any institution or individual(s) who shall accept the appointment of the Committee to serve as Trustee under the Trust Agreement.

Valuation Date shall mean each Business Day of the Plan Year for which plan assets are traded on a national exchange, or such other day as selected by the Committee.

Year of Service shall mean a Plan Year during which an Employee is credited with at least 1000 Hours of Service by an Employer. Service from the date on which the Employee first performs an Hour of Service shall be counted in computing Years of Service for vesting purposes.

Other Rules. A defined term, such as "Retirement", will normally govern the definitions of derivatives therefrom, such as "Retire", even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                    ARTICLE 3

                                  PARTICIPATION

3.01       Participation.

           (a) Eligible Employees on the Effective Date. Any Eligible Employee who was a Participant in the Prior Plan on the day preceding the Effective Date shall continue as a Participant in this Plan on the Effective Date, provided he is employed on the Effective Date.

           (b) Participation after the Effective Date. After the Effective Date, an Eligible Employee who does not satisfy the requirements of subsection (a) above shall become a Participant in the Plan on the first Entry Date coincident with the date on which the Employee has both attained age 21 and completed at least one (1) Hour of Service with the Employer.

           (c) Enrollment. An Eligible Employee who becomes eligible to participate in this Plan will be asked to follow certain procedures to enroll in the Plan, and pursuant to which he will designate Beneficiaries and may elect to make Pre-Tax Contributions. However, an Eligible Employee's participation in the Plan shall not be contingent upon completion of such enrollment process.

3.02       Participation and Rehire.

           (a) Status as a Participant. A Participant's participation in the Plan shall continue until the Participant has a termination of employment. On or after his termination of employment, the Participant shall be known as a "Separated Participant." The individual's status as a Separated Participant shall cease as of the date the individual ceases to have any balance in his Account. If a Participant ceases to be an Eligible Employee but does not have a termination of employment, then such person shall continue to be known as a "Participant," but shall not be eligible to receive Employer Contributions.

           (b) Rehire of Individual who was a Participant. An Eligible Employee who was a Participant at the time of his termination of employment and who is subsequently rehired by the Employer shall be eligible to immediately participate as of his date of rehire.

(c) Reinstatement Upon Rehire. If any Separated Participant shall be re-employed by the Employer before incurring five (5) consecutive One-Year Breaks in Service, the forfeited portion of his Participant's Account shall be reinstated only if he repays the full amount distributed to him prior to the fifth (5th) anniversary of his date of re-employment. In the event the Separated Participant does repay the full amount previously distributed to him, the undistributed portion of his Participant's Account shall be restored in full, unadjusted by any gains or losses occurring subsequent to the distribution of his Account. Reinstatements shall be made from Forfeitures and Employer Contributions.

           (d) Crediting Years of Service. If any Separated Participant is re-employed after a One-Year Break in Service has occurred, Years of Service shall include Year of Service prior to such One-Year Break in Service under the following rules:

(1) Except as provided below, Years of Service before and after One-Year Break in Service shall be recognized for vesting purposes with respect to the Participant's Account balance attributable to both pre-break and post- break service.

(2) After the greater of (i) five (5) consecutive One-Year Breaks in Service, or (ii) a number of One-Year Breaks in Service equal to the Separated Participant's pre-break Years of Service, a re-employed Participant's vesting attributable to post-break Years of Service shall not be increased as a result of pre-break Years of Service pursuant to
                           Section 411(a)(6)(D)(I) of the Code.

     (3) After five (5) consecutive One-Year Breaks in Service, a re-employed Participant's vesting with respect to his Account balance attributable to pre-break service shall not be increased as a result of post-break service.

3.03       Acquisitions.

           If a group of persons becomes employed by an Employer (or any of its subsidiaries or divisions) as a result of an acquisition of another employer, the Committee shall determine whether and to what extent employment with such prior employer shall be treated as eligibility service for purposes of Section 3.01, the applicable Entry Date (or special entry date) for such acquired employees, and any other terms and conditions which apply to eligibility to participate in this Plan. Such terms and conditions shall be set forth in Schedule A or Schedule B to this Plan by action of the Committee.

3.04       Not Contract for Employment.

           Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.



                                    ARTICLE 4

                        PRE-TAX CONTRIBUTIONS; ROLLOVERS


4.01     Pre-Tax Contributions.

         (a) Except during periods of suspension as set forth in Section 4.03(b), a Participant may elect to make Pre-Tax Contributions to the Plan by means of payroll deduction. A Participant may contribute as a Pre-Tax Contribution any whole percentage from 1% to 10% of his gross compensation during any Plan Year.

         (b) The Committee may establish guidelines and rules in order to effectuate the provisions of this Section.

4.02     Elections Regarding Pre-Tax Contributions.

         (a) Procedure for Making Elections. Elections by a Participant to make Pre-Tax Contributions to the Plan shall be made in writing or by electronic or telephonic means in accordance with procedures prescribed by the Committee. Such election shall be effective as soon as administratively practicable after its receipt.

         (b) Treatment as 401(k) Contributions. It is expressly intended that, to the extent allowable by law, Pre-Tax Contributions shall not be included in the gross income of the Participant for income tax purposes and shall be deemed contributions under a cash or deferred arrangement pursuant to Code Section 401(k).

         (c) Additional Limitations of Pre-Tax Contributions. Pre-Tax Contributions shall be subject to the limitations described in
                  Section 12.02 (maximum  dollar  contribution  limit),  Section
                  12.03  (ADP  non-discrimination  test)  and  Article  14 (Code
                  Section 415 limit).

4.03  Change in Employee Contribution Percentage or Suspension of Contributions.

         (a) Change of Contribution Percentage. A Participant may increase or decrease the percentage of his Compensation contributed as a Pre-Tax Contribution at any time during the Plan Year in accordance with procedures prescribed by the Committee. Such election shall be effective as soon as administratively practicable after its receipt.

         (b) Suspension of Contributions. A Participant may suspend his Pre-Tax Contributions at any time during the Plan Year in accordance with procedures prescribed by the Committee. Such election shall be effective as soon as administratively practicable after its receipt. A Participant's Pre-Tax Contributions automatically shall be suspended beginning on the first payroll period that commences after the
                    Participant is not in receipt of Compensation, the Participant's layoff or termination of employment, or the Participant's Authorized Leave of Absence without pay.

         (c)        Other Rules.

                   (1) See Section 9.03 for circumstances under which a Participant's Pre-Tax Contributions could be suspended for a period of at least 12 months after such Participant receives a hardship distribution.

                   (2)     In order to satisfy the  provisions of Article 12 and
                           Article 14, the Committee may from time to time either temporarily suspend the Pre-Tax Contributions of Highly Compensated Employees or reduce the maximum permissible Pre-Tax Contribution that may be made to the Plan by Highly Compensated Employees.

                   (3) Any reduction, increase, or suspension of Pre-Tax Contributions described in this Article 4.03 shall be made in such manner as the Committee may prescribe from time to time consistent with the provisions of this Article.

4.04     Deadline for Contribution and Allocation of Pre-Tax Contributions.

         Pre-Tax Contributions shall be deducted by the Employer from the Participant's Compensation and paid to the Trustee at the earliest date on which such Pre-Tax Contributions can reasonably be segregated from the Employer's general assets, but no later than the 15th Business Day of the month following the month in after which such Pre-Tax Contributions would otherwise have been payable to the Participant, or such additional time as permitted by 29 C.F.R. Section 2510.3-102(b) and (d).

4.05     Rollover Contribution.

         (a) Without regard to any limitation on contributions set forth in this Article, an Eligible Employee may, if the Committee consents (based on non-discriminatory criteria), to transfer to the Trustee during any Plan Year additional property acceptable to the Trustee, provided such property:

                   (1) was received by the Participant from a Qualified Plan (as determined by the Committee in good faith in accordance with applicable Treasury Regulations and rulings) maintained by a previous employer of the Participant and qualifies as a rollover contribution within the meaning of Code Section 402(a)(5) or

                   (2) was received by the Participant from an individual retirement account or individual retirement annuity and qualifies as a rollover contribution within the meaning of Code Section 408(d)(3)(A)(ii).

         (b) Such property shall be held by the Trustee in the Employee's Rollover Account. All such amounts so held shall at all times be fully vested and nonforfeitable. Such amounts shall be distributed to the Eligible Employee after his Termination Date in the manner provided in Article 8.

         (c) If an Eligible Employee elects to make a Rollover Contribution but has not otherwise satisfied the eligibility requirements of Section 3.01, such Eligible Employee shall be considered a Participant for purposes of this Section
                    4.05 only, but not for any other purpose under this Plan.

                                    ARTICLE 5

                             EMPLOYER CONTRIBUTIONS


5.01     Employer Matching Contribution.

         The Board or its designee may, in its sole discretion, determine whether an Employer Matching Contribution shall be made to the Plan. The Employer Matching Contribution (if any) shall be equal to a uniform percentage or a uniform dollar amount of a Participant's Pre-Tax Contributions. The Committee may specify the uniform percentage or uniform dollar amount, as well as a maximum contribution cap to the Employer Matching Contribution, in Schedule C attached to this Plan.

5.02 Employer Profit Sharing Contributions. The Board will decide, at the end of each Plan Year, or at such other earlier or later times as the Board deems appropriate, whether the Employer shall make a Discretionary Employer Contribution to the Plan for the Plan Year.

5.03     Qualified Nonelective Contributions.

         In the sole discretion of the Board, an additional Employer Contribution may be made to the Plan which shall be known as a "Qualified Nonelective Contribution". Such contribution shall be made in order to satisfy the requirements of Article 12. Qualified Nonelective Contribution shall be allocated to among the Accounts of those Non-highly Compensated Employees selected by the Committee at the time such Qualified Nonelective Contribution is made, or as soon thereafter as possible.

5.04     Form and Timing of Contributions.

           (a) Employer Contributions shall be made in cash. Employer Contributions shall be delivered to the Trustee on or before the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions. Qualified Nonelective Contributions shall be delivered to the Trustee on or before the last day of the twelfth month following the close of the Plan Year to which the contribution relates.

           (b) Except as provided in this Section 5.04, all Employer Contributions shall be irrevocable, shall never inure to the benefit of any Employer, shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries (and contingently for defraying reasonable expenses of administering the Plan), and shall be held and distributed by the Trustees only in accordance with this Plan.

     (c) Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Section 401(a) of the Code or upon the deductibility of the contribution under Section 404 of the Code shall be returned to the Employer within one (1) year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed) whichever is applicable. All contributions to this Plan are expressly conditioned on the deductibility of such contributions under Section 404 of the Code and on the initial qualification of the Plan.

5.05     Forfeitures.


         Prior to January 1, 2000, Forfeitures shall be allocated as additional an Employer Contribution in the Plan Year in which such Forfeitures occur. Effective January 1, 2000, Forfeitures shall be applied to reduce the Employer Contributions required for the Plan Year in which the Forfeiture occurs or to restore the Accounts of Participants who repay their Plan Accounts pursuant to Article 3 above. To the extent Forfeitures are not used in such Plan Year, they shall be so applied in succeeding Plan Years.

                                    ARTICLE 6

                            ACCOUNTS AND ALLOCATIONS


6.01     Participant Accounts.

     (a) Individual Account Plan. This Plan is an "individual account plan," as that term is used in ERISA. A separate Account shall be maintained for each Participant, Separated Participant or Beneficiary, so long as he has an interest in the Trust Fund.

     (b) Sub-Accounts. Each Account shall be divided (as appropriate) into the following parts and sub-parts:

                    (1)      The  Pre-Tax  Contribution  Account,   which  shall
                             reflect Pre-Tax Contributions contributed to this Plan and any Adjustments thereto.

                    (2) The Employer Matching Contribution Account, which shall reflect Employer Matching Contributions contributed to this Plan and any Adjustments thereto.

                    (3) The Rollover Account, which shall reflect the value of all investments derived from the Participant's Rollover Contributions under this Plan and any Adjustments thereto.

(4) The Qualified Nonelective Contribution Account, which shall reflect Qualified Nonelective Contributions contributed to this Plan and any Adjustments thereto.

(5) The Employer Profit Sharing Contribution Account, which shall reflect Employer Profit Sharing Contributions contributed to this Plan and any Adjustments thereto.

(6) The ESOP Contribution Account, which shall reflect ESOP Contributions made to the ESOP portion of this Plan and any Adjustments thereto.

                    In addition, the Committee may divide such sub-accounts into such additional sub-portions as the Committee deems to be necessary or advisable under the circumstances or to establish other accounts or sub-accounts as needed.

     (c) Value of Account as of Valuation Date. As of each Valuation Date, each Participant's Account shall equal:

     (1) his total Account as determined on the immediately preceding Valuation Date, plus

     (2) his Pre-Tax Contributions added to his Account since the immediately preceding Valuation Date, plus

     (3) his Employer Contributions added to his Account since the immediately preceding Valuation Date, plus

     (3) his Rollover Contributions or amounts transferred to this Plan from the trustee of another Qualified Plan and which were added to his Account since the immediately preceding Valuation Date, minus

     (4) his Distributions, if any, since the immediately preceding Valuation Date, plus or minus

     (5)  his allocable share of Adjustments.

6.02     Allocation of Adjustments.

         The Adjustment for each Investment Fund shall be calculated as of each Valuation Date. The Adjustment for a given Investment Fund shall be allocated to each Account invested in such Investment Fund in the proportion that each such Account bears to the total of all such
         Accounts in such Investment Fund. Such valuation shall occur prior to the allocation of all Contributions. Alternately, the Adjustment may be allocated taking into account any other method deemed by the Committee to accurately reflect the investment performance of a Participant's Account provided such method is applied on a uniform, non-discriminatory basis and taking into account all distributions since the last Valuation Date.

6.03     Plan Expenses.

         To the extent not paid by the Employer in its discretion, the Committee may direct that expenses attributable to general Plan administration be allocated among the Accounts of all Participants in proportion to their Account balances, or paid from Forfeitures. Furthermore, to the extent permitted by ERISA, expenses attributable to a specific Participant's Account may be charged to that Participant's Account.

6.04     Investment Funds and Elections.

           (a) Election of Investment Funds. A Participant may direct, following such policies and procedures established by the Committee, which shall be applied in a consistent and nondiscriminatory manner, to have his Account allocated or reallocated among the Investment Funds or other investment options provided under the Plan.

           (b) Investment Options. The Company, in consultation with the Committee, shall select from time to time such Investment Funds or investment options as are deemed prudent, and the Committee shall notify affected Participants of such Investment Funds and investment options. The Company, in consultation with the Committee may modify, eliminate or select new Investment Funds or investment options from time to time and shall notify affected Participants of such changes.

           (c) Failure to Make Investment Election. To the extent a Participant fails to direct the investment of his Account in accordance with this Section, the Committee and the Trustee shall invest the Participant's Account in a prudent manner in accordance with ERISA.

6.05     Errors.

         Where an error or omission is discovered in any Participant's Account, the Committee shall make appropriate corrective adjustments as soon as practicable after the error or omission is discovered. If it is not practical to correct the error retroactively, then the Committee shall take such action in its sole discretion as may be necessary to make such corrective adjustments, provided that any such actions shall treat similarly situated Participants alike and shall not discriminate in favor of Highly Compensated Employees.

6.06       Valuation For Purposes of Distributions.

           For the purposes of Article 8, each Participant's Account shall be valued as of the date of the Distribution of the Participant's Account.

                                    ARTICLE 7

                                     VESTING

7.01       Retirement.

           A Participant who has attained Normal Retirement Age shall become 100% vested in his Account. Upon the Participant's retirement on or after his Normal Retirement Age, the Participant shall be entitled to a Distribution of all amounts credited to his Account.

7.02       Disability.

           In the event of Termination of Employment on account of Permanent Disability, a Participant shall become 100% vested in his Account as of the date of such Permanent Disability and shall be entitled to a Distribution of all amounts credited to the Participant's Account.

7.03       Death.

           In the event of the Participant's  death, all amounts credited to the
           Participant's   Account   shall  become  100%  vested  and  shall  be
           distributed to the Participant's Beneficiary.

7.04       Other Termination of Employment.

           (a) Upon a Participant's Termination of Employment for any reason other than Retirement, Permanent Disability or death, the Participant shall be entitled to the vested portion of his Account. That portion of the Participant's Account which is not vested upon such Termination of Employment shall be subject to Forfeiture by such Participant. See the definition of Forfeiture for the time at which such portion of a Participant's Account becomes a Forfeiture.

           (b) The vested portion of any Participant's Account shall be determined as follows:

                    (1) A Participant who ceases to be an Employee shall always be one hundred percent (100%) vested in his Elective Deferral Account, his Qualified Nonelective Contribution Account, and his Rollover Account.

                    (2) Any Participant who ceases to be an Employee shall have a vested interest in his ESOP Contribution Account as follows:

                             Years of Service As of
                              Date of Termination             Vested
                              of Employment                   Percentage

                              Less than 3 years                       0%
                              3 years                                20%
                              4 years                                40%
                              5 years                                60%
                              6 years                                80%
                              7 years or more                       100%

                    (3) Any Participant who ceases to be an Employee shall have a vested interest in his Employer Profit Sharing Contribution Account and his Employer Matching Contribution Account as follows:

                             Years of Service As of
                              Date of Termination              Vested
                              of Employment                    Percentage

                              Less than 2 years                       0%
                              2 years                                20%
                              3 years                                60%
                              4 years or more                       100%

                                    ARTICLE 8

                                  DISTRIBUTIONS


8.01     Commencement of Distribution.

         The Participant's Account shall be distributed at the earliest of the following dates:

         (a) Termination of Employment. If a Participant has a Termination Date other than on account of death, the Participant's Account will normally commence to be distributed no later than 60 days following the date the Participant requests a Distribution of his Account. Such request shall be made on a form provided by the Committee. See Section 8.01(c) for circumstances where the Participant's consent to a Distribution is not required.

         (b) Death. If a Participant has a Termination Date on account of death, the Participant's Account shall be distributed within 90 days after the Participant's death unless the particular facts and circumstances require a longer waiting period.

         (c) Consent of Participant. A Participant's consent to a Distribution of his Account shall not be required in the circumstances described below, and the Committee shall direct the Trustee to distribute the Participant's Account as provided below:

                  (i) Account Less Than $5,000. If the Participant's vested Account balance is less than or equal to $5,000 at the time of the Distribution, such Account will normally be distributed in a lump sum no later than 60 days after the end of the Plan Year in which such Termination Date occurred.

                  (ii)     Age  70-1/2.  If a  distribution  is  required  under
                           Section 8.05 (relating to mandatory distributions for Participants age 70-1/2), the Participant's Account will be distributed as provided in such Section.

     (d) Committee Direction to Trustee. The Committee shall issue directions to the Trustee concerning the recipient and the distribution date of benefits which are to be paid from the Trust pursuant to the Plan.

     (e) Committee Guidelines. The Committee may establish for administrative purposes, uniform and nondiscriminatory guidelines concerning the commencement of benefits.

8.02     Method of Distribution.

         (a) The distribution of a Participant's Account (regardless of whether such distribution is made by reason of withdrawal or Termination Date) shall be payment in a single lump sum unless an election is filed to receive the distribution in another form. Other optional forms of distribution are monthly, quarterly or annual installment for a fixed period of time, not exceeding the life expectancy of the Participant, or the joint and last survivor life expectancy of the Participant and Beneficiary.

         (b) Distributions shall be made in cash, except that the Employer ESOP Contribution Account balance shall be distributed in shares of Company Stock to the extent that shares of Company Stock are allocated to that account.

8.03     Payment to Minors and Incapacitated Persons.

         In the event that any amount is payable to a minor or to any person who, in the judgment of the Committee, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Committee, in its sole discretion, shall determine:

         (a) By payment to the legal representative of such minor or such person;

         (b)      By payment directly to such minor or such person;

         (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Trustee shall make such payments as directed by the Committee without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his Beneficiaries.

8.04     Application for Benefits.

         The Committee may require a Participant or Beneficiary to complete and file with the Committee certain forms as a condition precedent to the payment of benefits. The Committee may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Trust Fund to keep the Committee informed of their current mailing addresses.

8.05     Special Distribution Rules.

         (a) To the extent that the distribution rules described in this Section provide a limitation upon distribution rules stated elsewhere in this Plan, the distribution rules stated in this Section shall take precedence over such conflicting rules. However, under no circumstances shall the rules stated in this Section be deemed to provide distribution rights to Participants or their Beneficiaries which are more expansive or greater than the distribution rights stated elsewhere in this Plan.

         (b) The distribution of a Participant's Account must commence as follows:

                  (i) For a Participant who is a 5% owner (as defined in Code Section 416(i)), the Participant's Account must be distributed by the April 1st following the calendar year in which such Participant attains age 70-1/2.

                  (ii) For any other Participant, the later of (A) the April 1st following the calendar year in which the Participant attains age 70-1/2, or (B) the last day of the calendar year in which the Participant has a Termination Date.

         (c) The entire interest of each Participant shall be distributed, beginning not later than the required beginning date, in accordance with the distribution provisions of Section 8.02 above.

         (d) If a Participant dies before the required beginning date, the Participant's vested Account must be distributed in a lump sum within five years after the death of the Participant.

         (e) Notwithstanding anything to the contrary herein, distributions under the Plan will comply with Treasury Regulations issued under Code Section 401(a)(9) and any other provisions reflecting Code Section 401(a)(9) as prescribed by the Commissioner of the Internal Revenue Service.

8.06     Distributions Pursuant to Qualified Domestic Relations Orders.

         Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order", as defined in Code Section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed, or may commence being distributed, immediately even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3).

8.07     Direct Rollovers.

         (a) In General. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

          (b)     Definitions.

                  Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                  Section  408(b) of the Code,  an  annuity  plan  described  in
                  Section 403(a) of the Code, or a qualified  trust described in
                  Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

     Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (c) Waiver of 30-day Notice. If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

     (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                                    ARTICLE 9

                          IN-SERVICE WITHDRAWALS; LOANS

9.01     Hardship Withdrawal of Account.

     (a) In General. Any Participant may request the Committee to distribute to him part or all of his Pre-Tax Contribution Account (other than certain earnings on the Participant's Account as provided below).

     (b) No Distribution of Earnings. Income or gain that is allocated to the Participant's Pre-Tax Contribution Account may not be distributed in a hardship withdrawal.

9.02     Definition of Hardship.

         Hardship shall mean an immediate and heavy financial need experienced by reason of:

         (a) The payment of unreimbursed medical expenses (as defined in Section 213(d) of the Code) previously incurred by the Participant, his Spouse, or his dependents (as defined in Section 152 of the Code) or expenses necessary for these persons to obtain such medical care;

         (b)      Costs   directly  related  to  the  purchase  of  a  principal
                  residence  for the  Participant (excluding mortgage payments);

         (c) Payment of tuition, related educational fees, and room and board for the next twelve (12) months of post-secondary education for the Participant, his Spouse, children or dependents (as defined in Section 152 of the Code); or

         (d) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on the Participant's principal residence.

9.03     Maximum and Minimum Hardship Distribution.

         A hardship distribution cannot exceed the amount required to meet the immediate financial need created by the hardship (after taking into account applicable federal, state, or local income taxes and penalties) and not reasonably available from other resources of the Participant. In order to ensure compliance with this requirement, the Committee may require the Participant to satisfy any or all of the provisions described below in (a), (b), or (c) below as a condition precedent to the Participant receiving a hardship distribution:

         (a) No Other Sources Available. Certification by the Participant on a form provided by the Committee for such purpose that the financial need cannot be relieved (1) through reimbursement or payment by insurance; (2) by reasonable liquidation of the Participant's assets; (3) by ceasing Pre-Tax Contributions under the Plan; (4) by other in-service distributions (including loans) under the Plan and under any other plan maintained by the Employer; or (5) by borrowing from commercial lenders on reasonable commercial terms.

     (b) Receipt of all Distributions Available; Suspension of Future Contributions. Receipt by the Participant of all distributions that he is eligible to receive (including loans) under this Plan and under any other plan maintained by the Employer.

                  In addition, the Participant must agree to the following limitations and restrictions:

                  (1) The Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after such Participant requests and receives a hardship distribution. Such Participant may resume making Pre-Tax Contributions only on the first day of a calendar month which is at least 12 months after the effective date of such suspension and only after informing the Committee in writing at least 30 days (or such lesser time as specified by the Committee) prior to the date on which the Pre-Tax Contributions are to resume.

                  (2) The maximum Pre-Tax Contribution the Participant may make for the calendar year following his hardship distribution shall be reduced by the amount of Pre-Tax Contributions made by the Participant during the calendar year in which he received his hardship distribution.

                  (3) The Participant shall be prohibited under a legally enforceable agreement from making an employee contribution to any other plan maintained by the Employer for at least 12 months after the receipt of the hardship distribution. For this purpose, the phrase "any other plan" includes all qualified and nonqualified plans of deferred compensation, stock option plans and stock purchase plans. It does not include a health or welfare plan including one that is part of a section 125 cafeteria plan.

         (c) Other. Any other condition or method approved by the Internal Revenue Service.

9.04     Procedure to Request Hardship.

         The request to receive a hardship distribution shall be made on such forms and following such procedures as the Committee may prescribe from time to time. Under no circumstances shall the Committee permit a Participant to repay to the Plan the amount of any withdrawal by a Participant under this Section.

9.05     Authority to Establish Loan Program.

         The Committee is authorized and directed to administer the loan program.

9.06     Eligibility for Loans.

         (a) Loans shall be available to all Participants on a reasonably equivalent basis provided the individual is employed by the Employer at the time the loan is made. For the purposes of receiving a loan, the term "Participant" shall include any Participant who is a "party in interest" as defined in Section 3(14) of ERISA.

         (b)      Loans shall be available for hardship purposes as specified in
                  Section 9.02 or for any other purpose as may be determined by the Committee on a non-discriminatory basis.

9.07     Loan Amount.

         (a)      Minimum Loan.  No loan of less than $1,000 will be made.

         (b) Maximum Loan.A loan to any Participant (determined immediately after the origination of the loan) shall not exceed the lesser of:

                  (1) Fifty percent (50%) of the Participant's vested balance in his Account as of the Valuation Date with respect to which the loan is processed; or

                  (2) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made, over (B) the outstanding loan balance of loans from the Plan on the date on which the loan was made.

9.08     Maximum Number of Loans.

         Effective July 1, 1999, no more than one (1)loan may be outstanding at any time. Any loan must be fully repaid before a new loan will be processed. Loan outstanding on July 1, 1999 will be grandfathered from the one loan limitation.

9.09     Assignment of Account.

         Each loan shall be supported by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. In addition, each loan shall be supported by an assignment of fifty percent (50%) of the Participant's right, title and interest in and to his Account and shall be supported by any other reasonable security required by the Trustee.

9.10     Interest.

         Interest shall be charged on any such loan at a rate set by the Committee.

9.11     Term of Loan.

         Except as provided in the following sentence, the maximum repayment term of any loan is five (5) years. The maximum repayment term of any loan to be used to acquire a dwelling unit which the Participant will use as his or her principal residence shall be ten (10) years. The term of the loan may not extend beyond the Participant's Termination Date. The Committee may, in its discretion, establish a shorter repayment term than the maximum repayment term otherwise permitted under the Plan.

9.12     Level Amortization.

         Each loan shall provide for level amortization with payments to be made at such regular intervals as the Committee determines in its discretion, but not less frequently than once every three months over the term of the loan. Loans to Participants in active Employment shall be repaid through payroll deductions and the Participant shall be required to authorize such payroll deduction as a condition to receiving the loan.

9.13     Directed Investment.

         A Participant who requests a loan shall be deemed to have directed the Committee to invest assets held in his Account by the amount of the loan, and until such loan is repaid, such loan shall be considered a directed investment of the Participant's Account hereunder. The Plan monies which are used to fund the Participant loan shall be withdrawn on a pro rata basis according to the value of the Investment Funds as of the Valuation Date coincident with or immediately preceding the date such loan is made. Principal and interest payments on the loan will be allocated to the Participant's Investment Funds according to the Participant's investment election at the time of the payment. However, if the Participant does not have an investment election in place at the time of repayment, the principal and interest payments will be allocated to the Participant's Account in accordance with the procedures established by the Committee and the Trustee.

9.14     Other Requirements.

         The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules shall be set forth in the loan application and the terms specified in such loan application are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan application as it deems necessary to carry out the provisions of this Article Nine.


9.15     Distribution of Loan.

         Loan proceeds will be distributed as soon as practicable after the loan is approved and after the Participant completes all documentation necessary to make such loan.

9.16     Suspension of Loan Repayments During Military Service.

         Effective December 12, 1994, the Committee may, in its discretion, suspend a Participant's obligation to make loan repayments as permitted under Section 414(u)(4) of the Code.

9.17     Withdrawals On or After Age 59-1/2.

         A Participant may, at any time on or after attaining age 59-1/2, elect to withdraw any portion or all of his vested Account.

                                   ARTICLE 10

                           ADMINISTRATION OF THE PLAN

10.01      Named Fiduciaries.

           The following  parties are named as Fiduciaries of the Plan and shall
           have  the   authority  to  control  and  manage  the   operation  and
           administration of the Plan:

                    (i)      The Company;

                    (ii)     The Board;

                    (iii)    The Trustee;

                    (iv)     The Committee.

           The Fiduciaries named above shall have only the powers and duties expressly allocated to them in the Plan and in the Trust Agreement and shall have no other powers and duties in respect of the Plan; provided, however, that if a power or responsibility is not expressly allocated to a specific named fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of any other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan or the Trust Agreement.

10.02      Board of Directors.

           The Company, acting through the Board, shall have the power to appoint, remove and replace the Trustee and the members of the Committee. The Company, acting through the Board, also shall have the power to amend from time to time, freeze or terminate the Plan, and to select, monitor and modify the Investment Funds and investment options available to the Participants for self direction under the Plan.

10.03      Trustee.

                  The Trustee shall exercise all of the powers and duties assigned to the Trustee as set forth in the Trust Agreement. The Trustee shall have no other responsibilities with respect to the Plan.

10.04      Committee.

     (a) A Committee of one or more individuals shall be appointed by the Board, or shall be elected by the Participants in accordance with a procedure established by the Board from time to time. The Board shall have the right to remove any member of the Committee at any time, with or without cause. A Committee member may resign at any time by written notice to the Committee and the Board. If a vacancy in the Committee should occur, a successor shall be elected by the Board or in accordance with a procedure established by the Board from time to time. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder, the Trustee shall be conclusively entitled to rely upon such certified signatures.

     (b) The Board shall designate a Chairman of the Committee. All resolutions, determinations and other actions of the Committee shall be by a majority vote of all members of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents or individual members of the Committee such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 406 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

     (c) The Committee shall have complete discretion and control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of the Act, the Committee shall have the following specific powers and responsibilities:

     (1) To construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

     (2) To decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan and Trust Agreement;

     (3) To determine the benefits of the Plan to which any Participant, Beneficiary or other person may be entitled;

     (4) To keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

     (5) To prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

     (6) To file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

     (7) To file with the Secretary of the Treasury all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each; and

     (8) To do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law.

     (d) To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the Compensation and length of service of all Participants, their retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts, and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Employer. The Committee, the Employer and its officers and the Trustee, shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

10.05      Standard of Fiduciary Duty.

           Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 408 and 2003(a) of the Act or Section 4975 of the Code in the performance of its duties hereunder.

10.06      Claims Procedure.

     (a) Claims. If a Participant has any grievance, complaint, or claim concerning any aspect of the operation or administration of the Plan or Trust, including but not limited to claims for benefits and complaints concerning the performance or administration of the investments of Plan assets (collectively referred to herein as "claim" or "claims"), the Participant shall submit the claim to the Committee, which shall have the initial responsibility for deciding the claim. All such claims shall be submitted in writing and shall set forth the relief requested and the reasons the relief should be granted. All such claims must be submitted within the "applicable limitations period." The "applicable limitations period" shall be two years, beginning on (i) in the case of any lump-sum payment, the date on which the payment was made, (ii) in the case of an annuity payment or installment payment, the date of the first in the series of payments, or (iii) for all other claims, the date on which the action complained or grieved of occurred. To the extent that documentary or other evidence is relevant to the relief sought, the Participant shall submit such evidence or, if the evidence is in the possession of the Committee, the Participant shall refer to such evidence in a manner sufficient to allow the Committee to identify and locate such evidence.

     (b) Denial of Claims. If a claim is denied in whole or in part, the Committee shall give the claimant written notice of the decision within ninety (90) days of the date the claim was submitted. Such written notice shall set forth in a manner calculated to be understood by the claimant (1) the specific reason or reasons for the denial; (2) specific references to pertinent Plan provisions on which the denial is based; (3) a description of any additional material or information necessary for the claimant to perfect the claim, along with an explanation of why such material or information is necessary; and (4) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review of the denial. The ninety (90) day period for review of a claim for benefits may be extended for an additional ninety (90) days by a written notice to the claimant setting forth the reason for the extension. If the Committee fails to respond to a claim within the time limits set forth above, the claim shall be deemed denied and the Participant may request review by the Committee as set forth in Section 10.06(c).

     (c) Appeals Procedure. If a claim is denied in whole or in part or if the claimant has no response to such claim within ninety (90) days of its submission (in which case the claim for benefits shall be deemed to be denied), the claimant or his duly authorized representative may appeal the denial to the Committee within sixty (60) days of receipt of written notice of denial or sixty (60) days of the expiration of the ninety-day period. In pursuing his appeal, the claimant or his duly authorized representative:

                  (I) shall request in writing that the Committee review the denial;

                  (II)   shall review pertinent documents; and

                  (III) shall submit evidence as well as written issues, comments or arguments.

                  The decision on review shall be made within sixty (60) days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original sixty-day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provision of the plan on which the denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review. The decision shall be final and conclusive and a Participant shall not be permitted to bring suit at law or in equity on a claim without first exhausting the remedies available hereunder. No action at law or in equity to recover under this Plan shall be commenced later than one year from the date of the decision on review (or if no decision is furnished within 120 days of receipt of the request for review, the 120th day after receipt of the request for review).

                  To the extent permitted under ERISA, the Plan shall indemnify the Board and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. Notwithstanding the foregoing, however, no person shall be indemnified for any act or omission which results from that person's intentional or willful misconduct, or illegal activity. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section. The Employer shall have the right to select counsel to defend the Board or Committee in connection with any litigation arising from the execution of their duties under the Plan.

10.07 Indemnification of Committee. The Employer shall indemnify the Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. Notwithstanding the foregoing, however, no person shall be indemnified for any act or omission which results from that person's intentional or willful misconduct or illegal activity. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section. The Employer shall have the right to elect counsel to defend the Board or Committee in connection with any litigation arising from the execution of their duties under the Plan.

                                   ARTICLE 11

                            AMENDMENT AND TERMINATION

11.01      Right to Amend.

           The Company intends for the Plan to be permanent so long as the corporation exists; however, it reserves (through action of the Board) the right to modify, alter, or amend this Plan or the Trust Agreement, from time to time, to any extent that it may deem advisable, including, but not limited to any amendment deemed necessary to insure the continued qualification of the Plan under Sections 40l(a) and 401(k) of the Code or to insure compliance with the Act; provided, however, that the Company shall not have the authority to amend this Agreement in any manner which will:

     (a) Permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

     (b) Cause or permit any portion of the funds to revert to or become the property of the Employer;

11.02      Termination and Discontinuance of Contributions.

           The Company shall have the right at any time to freeze or terminate this Plan (hereinafter referred to as "Plan Termination"). Upon Plan Termination, the Committee shall direct the Trustee with reference to the disposition of the Fund, after payment of any expenses properly chargeable against the Fund. The Trustee shall distribute all amounts held in Trust to the Participants and others entitled to Distributions in proportion to the Accounts of such Participants and other Distributees as of the date of such Termination. In the event that this Plan is partially terminated, then the provisions of this
           Section 11.02 shall apply, but solely with respect to the Employees affected by the partial termination. The termination of sponsorship of the Plan by any Affiliated Sponsor shall not affect the sponsorship of the Plan by the Company or any other Affiliated Sponsor.

                                   ARTICLE 12

                          SPECIAL DISCRIMINATION RULES


12.01    Definitions.

         Actual Contribution Percentage or ACP shall mean, with respect to a Participant, the ratio (expressed as a percentage) of (i) the sum of the Employer Matching Contributions allocated on behalf of the Participant for the Plan Year and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Elective Deferrals and Qualified Nonelective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Elective Deferrals and Qualified Nonelective Contributions in computing the ACP for a Plan Year. An Employer may elect on an annual basis to count a Participant's Employer Matching Contribution toward satisfying the required minimum contribution under Section 14.03 (minimum contribution for Non-Key Employees in a top-heavy plan) in lieu of including such contributions in the ACP. If a Participant (as defined below) does not receive an allocation of Employer Contributions for a Plan Year, such Participant's ACP for the Plan Year shall be zero.

         Actual Deferral Percentage or ADP shall mean, with respect to a Participant, the ratio (expressed as a percentage) of (i) the sum of Pre-Tax Contributions allocated on behalf of a Participant for the Plan Year (excluding any Excess Deferrals by a Non-highly Compensated
         Employee) and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Nonelective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Nonelective Contributions in computing the ADP for a Plan Year. In the case of a Participant (as defined below) who does not make a Pre-Tax Contribution for a Plan Year and is not allocated a Qualified Nonelective Contribution for such Plan Year, such Participant's ADP for the Plan Year shall be zero.

         Average Actual Contribution Percentage shall mean, with respect to a specified group of Participants for a Plan Year, the average (expressed as a percentage) of the Actual Contribution Percentages of the Participants in that group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

         Average Actual Deferral Percentage shall mean, with respect to a specified group of Participants for a Plan Year, the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in that group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

         Combined ADP and ACP Test shall have the meaning as defined in Section 12.09.

         Compensation for purposes of this Article 12 shall be that definition selected by the Committee that satisfies the requirements of Code Sections 414(s) and 401(a)(17). Such definition may change from year to year but must apply uniformly among all Eligible Employees being tested under the Plan for a given Plan Year and among all Employees being tested under any other plan that is aggregated with this Plan during the Plan Year. If the Committee fails to select a definition of Compensation for purposes of this Article 12, Compensation (for purposes of Article 12) shall have the same meaning as defined in
         Article 2.

         Employer Matching Contributions. For purposes of this Article 12, an Employer Matching Contribution for a particular Plan Year includes only those contributions that are (i) allocated to the Participant's Account under the Plan as of any date within such Plan Year, (ii) contributed to the Trust no later than the end of the 12-month period following the close of such Plan Year, and (iii) made on account of such Participant's Pre-Tax Contributions for the Plan Year.

         Excess Deferrals shall have that meaning as defined in Section 12.02.

         Excess ACP Contributions shall have that meaning as defined in Section 12.08.

         Excess  ADP  Deferrals  shall  have that  meaning as defined in Section
         12.05.

         Highly Compensated Employee.  See Article 13.

         Maximum  Combined  Percentage  shall  have the  meaning  as  defined in
Section 12.09(c).

         Non-highly Compensated Employee.  See Article 13.

         Participant. For purposes of this Article 12, a Participant shall mean any Eligible Employee who (i) is eligible to receive an allocation of an Employer Matching Contribution, even if no Employer Matching
         Contribution is allocated due to the Eligible Employee's failure to make a required Pre-Tax Contribution, (ii) is eligible to make a Pre-Tax Contribution, including an Eligible Employee whose right to make Pre-Tax Contribution has been suspended because of an election not to participate or a hardship distribution, and (iii) is unable to receive an Employer Matching Contribution or make a Pre-Tax Contribution because his Compensation is less than a stated amount.

         Pre-Tax Contributions. For purposes of this Article 12, a Pre-Tax Contribution is taken into account only if the contribution (i) is allocated to the Participant's Account under the terms of the Plan as of any date within the Plan Year, and (ii) relates to Compensation that would have been received by the Participant during the Plan Year or within 2-1/2 months after the Plan Year but for the deferral election. A Pre-Tax Contribution is considered to be allocated as of a date within a Plan Year only if the allocation is not contingent on participation in the Plan or performance of service after the Plan Year to which the Pre-Tax Contribution relates.

         Qualified Elective Deferral shall mean Pre-Tax Contributions designated by the Committee as Qualified Elective Deferrals in order to meet the ACP testing requirements of Section 12.06. In addition, the following requirements must be satisfied:

         (1) The aggregate of all Pre-Tax Contributions for the Plan Year (including the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.03(a).

         (2) The aggregate of all Pre-Tax Contributions for the Plan Year (excluding the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.03(a).

         (3) Qualified Elective Deferrals must satisfy all other provisions of this Plan applicable to Pre-Tax Contributions and shall remain part of the Participant's Pre-Tax Contribution Account.

         (4) Except as provided by this definition, Qualified Elective Deferrals shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code Sections 401(a)(4) and 401(k)(3).

         Qualified Nonelective Contribution shall mean an Employer contribution designated by the Committee as a Qualified Nonelective Contribution in order to meet the ADP testing requirements of Section 12.03 or the ACP testing requirements of Section 12.06. In addition, the following requirements must be satisfied:

         (1) The Qualified Nonelective Contribution, whether or not used to satisfy the requirements of Sections 12.03 or 12.06, must meet the requirements of Code Section 401(a)(4).

         (2) Qualified Nonelective Contributions which are taken into account in order to meet the requirements of Section 12.03 or
                  12.06 (as applicable) shall not be counted in determining whether the testing requirements of any of such other Sections are met.

         (3) The Qualified Nonelective Contributions shall be subject to all provisions of this Plan applicable to Pre-Tax Contributions (except that Qualified Nonelective Contributions cannot be distributed in a hardship distribution).

         (4) Except as provided in this paragraph, the Qualified Nonelective Contributions shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code Sections 401(a)(4) and 401(k)(3).

12.02    Limit on Pre-Tax Contributions.

     (a) Notwithstanding any other provision of the Plan to the contrary, the aggregate of a Participant's Pre-Tax Contributions during a calendar year may not exceed the amount established by the Secretary of the Treasury pursuant to Code Section 402(g). Any Pre-Tax Contributions in excess of the foregoing limit ("Excess Deferral"), plus any income and minus any loss allocable thereto, may be distributed to the applicable Participant no later than April 15 following the calendar year in which the Pre-Tax Contributions were made.

     (b) Any Participant who has an Excess Deferral during a calendar year may receive a distribution of the Excess Deferral during such calendar year plus any income or minus any loss allocable thereto, provided (1) the Participant requests (or is deemed to request) the distribution of the Excess Deferral, (2) the distribution occurs after the date the Excess Deferral arose, and (3) the Committee designates the distribution as a distribution of an Excess Deferral.

     (c) If a Participant makes a Pre-Tax Contribution under this Plan and in the same calendar year makes a contribution to a Code Section 401(k) plan containing a cash or deferred arrangement (other than this Plan), a Code Section 408(k) plan (simplified employee pension plan), a salary reduction arrangement within the meaning of Section 3121(a)(5)(D) of the Code, a deferred compensation plan under Section 457 of the Code or a trust under Section 501(c)(18) of the Code, or a Code Section 403(b) plan (tax sheltered annuity) and, after the return of any Excess Deferral pursuant to Section 12.02(a) and (b) the aggregate of all such Pre-Tax Contributions and contributions exceed the limitations contained in Code Section 402(g), then such Participant may request that the Committee return all or a portion of the Participant's Pre-Tax Contributions for the calendar year plus any income and minus any loss allocable thereto. The amount by which such Pre-Tax Contributions and contributions exceed the Code Section 402(g) limitations will also be known as an Excess Deferral.

     (d)  Any  request  for  a  return  of  Excess  Deferrals   arising  out  of
          contributions to a plan described in Section 12.02(c) above which is maintained by an entity other than the Employer must:

                 (1)  be made in writing;

                 (2) be submitted to the Committee not later than the March 1 following the Plan Year in which theExcess Deferral arose;

                 (3)  specify the amount of the Excess Deferral; and,

                 (4) contain a statement that if the Excess Deferral is not distributed, it will, when added to amounts deferred under other plans or arrangements specified in paragraph (c) above, exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the Excess Deferral occurred.

                 In the event an Excess Deferral arises out of contributions to a plan (including this Plan) described in Section 12.02(c) above which is maintained by the Employer, the Participant making the Excess Deferral shall be deemed to have requested a return of the Excess Deferral.

         (e) Pre-Tax Contributions may only be returned to the extent necessary to eliminate a Participant's Excess Deferral. Excess Deferrals returned to the Participant under this Section 12.02 shall not be treated as annual additions under the Plan. In no event shall the returned Excess Deferrals for a particular calendar year exceed the Participant's aggregate Pre-Tax Contributions for such calendar year.

         (f) The income or loss allocable to a Pre-Tax Contribution that is returned to a Participant pursuant to Section 12.02(a) or (c) shall be determined by multiplying the income or loss allocable to the Participant's Account for the calendar year in which the Excess Deferral arose by a fraction. The numerator of the fraction is the Excess Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the calendar year in which the Excess Deferral arose reduced by any income allocated to the Participant's Account for such calendar year and increased by any loss allocated to the Participant's Account for such calendar year.

         (g) The income or loss allocable to an Excess Deferral that is returned to a Participant pursuant to Section 12.02(b) shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the Internal Revenue Service to compute the income earned or loss incurred for the period commencing on January 1 of the calendar year in which the Pre-Tax Contribution was made and ending on the date the Excess Deferral was distributed.

         (h) Any Employer Matching Contribution allocable to an Excess Deferral that is returned to a Participant pursuant to this
                 Section 12.02 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant as an Excess Deferral shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, if the Pre-Tax Contributions that are returned to the Participant as Excess Deferrals were not matched, no Employer Matching Contribution will be forfeited.

12.03    Average Actual Deferral Percentage.

         (a) Effective for Plan Years beginning after December 31, 1996, the Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-highly Compensated Employees for the preceding Plan Year must satisfy one of the following tests:

                  (1) The Average Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for the group Participants who are Non-highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                  (2) The excess of the Average Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Deferral Percentage for the group of Participants who are Non-highly Compensated Employees for the preceding Plan Year is not more than two percentage points, and the Average Actual Deferral
                           Percentage for the group of Participants who are Highly Compensated Employees is not more than the Average Actual Deferral Percentage for the group of Participants who are Non-highly Compensated Employees for the preceding Plan Year multiplied by two.

                  (3) For Plan Years beginning after December 31, 1996, the current Plan Year may be used for computing the
                           Average Deferral Percentage of the group of Participants who are Highly Compensated Employees if the Employer so elects, but once such election is made, it may not be changed except as provided by the Secretary of the Treasury.

         (b) The permitted disparity between the Average Actual Deferral Percentage for Highly Compensated Employees and the Average Actual Deferral Percentage for Non-Highly Compensated Employees may be further reduced as required by Section 12.09.

         (c) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.03(a), the Employer may do any or all of the following, except as otherwise provided in the Code or Treasury Regulations:

                  (1) Distribute Pre-Tax Contributions to certain Highly Compensated Employees as provided in Section 12.05; or

                  (2) Make a Qualified Nonelective Contribution on behalf of any or all of the Non-highly Compensated Employees and aggregate such contributions with the Non-highly Compensated Employees' Pre-Tax Contributions Deferrals as provided in Section 12.01 (definition of ADP).

12.04    Special Rules For Determining Average Actual Deferral Percentage.

         (a) The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Pre-Tax Contributions allocated to his Account under two or more arrangements described in Section 401(k) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such Pre-Tax Contributions were made under a single arrangement.

         (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Pre-Tax Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

         (c) The determination and treatment of the Pre-Tax Contributions and Actual Deferral Percentage of any Participant shall be in accordance with such other requirements as may be prescribed from time to time in Treasury Regulations.

 12.05   Distribution of Excess ADP Deferrals.

         (a) Pre-Tax Contributions exceeding the limitations of Section 12.03(a) ("Excess ADP Deferrals") and any income or loss allocable to such Excess ADP Deferral shall be designated by the Committee as Excess ADP Deferrals and shall be distributed to Highly Compensated Employees in accordance with this section. In determining the amount of Excess ADP Deferrals for each Highly Compensated Employee, the Committee shall reduce the ADP for each Highly Compensated Employee as follows:

                  (1) For Plan years beginning prior to December 31, 1996, the Committee shall direct the Trustee that the Highly Compensated Employee having the highest Actual Deferral Percentage shall have his portion of the Excess ADP Deferrals distributed to him (without the need for Participant or spousal consent) until one of the tests set forth in Section 12.03 above is satisfied by the Highly Compensated Employee group, or until his Actual Deferral Percentage equals the Actual Deferral Percentage of the Highly Compensated Employee having the second highest Actual Deferral Percentage. This process shall continue until one of the tests set forth in Section 12.03 above is satisfied by the Highly Compensated Employee group. For each Highly Compensated Employee, the amount of Excess ADP Deferrals is equal to the difference between the Pre-Tax Contributions of such Highly Compensated Employee (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated
                           Employee's Actual Deferral Percentage (determined after application of this paragraph) by his Compensation. However, in determining the amount of Excess ADP Deferrals to be distributed with respect to an affected Highly Compensated Employee as determined herein, such amount shall be reduced by any Excess ADP Deferrals previously distributed to such affected Highly Compensated Employee for his taxable year ending with or within such Plan Year.

                  (2) For Plan Years beginning after December 31, 1996, the Committee first shall determine the total dollar amount of Excess ADP Deferrals that must be returned to the Highly Compensated Employee group in order to satisfy one of the tests set forth in Section 12.03 above. Next, the Committee shall direct the Trustee to distribute such total dollar amount of Excess ADP Deferrals to the Highly Compensated Employees on the basis of the dollar amount of Pre-Tax Contributions allocated to the Highly Compensated Employees pursuant to Section 4.01 above (prior to the application of this subsection), such that Excess ADP Deferrals shall be distributed to the Highly Compensated Employees who were allocated the highest dollar amounts of Pre-Tax Contributions. This provision shall be applied by distributing Pre-Tax Contributions (without the need for Participant or spousal consent) to the Highly Compensated Employee who was allocated the highest dollar amount of
                           Pre-Tax Contributions until the total amount of Excess ADP Deferrals is distributed, or until his dollar amount of Pre-Tax Contributions equals the dollar amount of Pre-Tax Contributions of the Highly Compensated Employee who was allocated the second highest amount of Pre-Tax Contributions under Section
                           4.01 above. This process shall continue until the total dollar amount of Excess ADP Deferrals that must be returned to the Highly Compensated Employee group is in fact returned and distributed. The rules of Notice 97-2, 1997-1 C.B. 348 are incorporated herein by reference. However, in determining the amount of Excess ADP Deferrals to be distributed, such total amount shall be reduced by any Pre-Tax Contributions previously distributed to a Highly Compensated Employee for his taxable year ending with or within such Plan Year.

         (b) To the extent administratively possible, the Committee shall distribute all Excess ADP Deferrals and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ADP Deferrals arose. In any event, however, the Excess ADP Deferrals and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ADP Deferrals arose. Excess ADP Deferrals shall be treated as annual additions under the Plan.

         (c) The income or loss allocable to Excess ADP Deferrals shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ADP Deferrals arose by a fraction. The numerator of the fraction is the Excess ADP Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the Plan Year in which the Excess ADP
                  Deferrals arose reduced by any income allocated to the Participant's Account for such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

         (d) If an Excess Deferral has been distributed to the Participant pursuant to Section 12.02(a) or (b) for any taxable year of a Participant, then any Excess ADP Deferral allocable to such Participant for the same Plan Year in which such taxable year ends shall be reduced by the amount of such Excess Deferral.

         (e) Any Employer Matching Contribution allocable to an Excess ADP Deferral that is returned to the Participant pursuant to this
                  Section 12.05 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, unmatched Pre-Tax Contributions shall be returned as an Excess ADP Deferral before matched Pre-Tax Contributions.

 12.06   Average Actual Contribution Percentage.

         (a) Effective for Plan Years beginning after December 31, 1996, the Average Actual Contribution Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Contribution Percentage for Non-highly Compensated Employees for the preceding Plan Year must satisfy one of the following tests:

                  (1) The Average Actual Contribution Percentage for the group of Participants who are Highly Compensated
                           Employees for the Plan Year shall not exceed the Average Actual Contribution Percentage for the group of Participants who are Non-highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                  (2) The excess of the Average Actual Contribution Percentage for the group of Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Contribution Percentage for the group of Participants who are Non-highly Compensated Employees for the preceding Plan Year is not more than two percentage points, and the Average Actual Contribution Percentage for the group of Participants who are Highly Compensated Employees is not more than the Average Actual Contribution Percentage for the group of Participants who are Non-highly Compensated Employees for the preceding Plan Year multiplied by two.

                  (3) For Plan Years beginning after December 31, 1996, the current Plan Year may be used for computing the Average Actual Contribution Percentage of the group of Participants who are Highly Compensated Employees if the Employer so elects, but once such election is made, it may not be changed except as provided by the Secretary of the Treasury.

         (b) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.06(a), the Employer may do any or all of the following in order to comply with such provision as applicable (except as otherwise provided in the Code or in Treasury Regulations):

                  (1) Aggregate Qualified Elective Deferrals with the Employer Matching Contributions of Non-highly Compensated Employees as provided in Section 12.01 (definition of ACP).

                  (2) Distribute Employer Matching Contributions to certain Highly Compensated Employees as provided in Section 12.08.

                  (3) Make a Qualified Nonelective Contribution on behalf of any or all of the Non-highly Compensated Employees and aggregate such contributions with the Non-highly Compensated Employees' Employer Matching Contributions as provided in Section 12.01 (definition of ACP).

 12.07   Special Rules For Determining Average Actual Contribution Percentages.

         (a) The Actual Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Employer Matching Contributions allocated to his Account under two or more arrangements described in Sections 401(a) or 401(m) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such contributions were made under a single arrangement.

         (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Employer Matching Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

         (c) The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

 12.08   Distribution of Employer Matching Contributions.

     (a) Employer Matching Contributions exceeding the limitations of Section 12.06(a) ("Excess ACP Contributions") and any income or loss allocable to such Excess ACP Contribution may be designated by the Committee as Excess ACP Contributions and may be distributed in the Plan Year following the Plan Year in which the Excess ACP Contributions arose to those Highly Compensated Employees whose Accounts were credited with Excess ACP Contributions in the preceding Plan Year. The amount of
          Excess ACP Contributions to be distributed to a Highly Compensated Employee shall be determined using a procedure similar to that described in Section 12.05(a), substituting Excess ACP Contributions for Excess ADP Deferrals.

     (b) To the extent administratively possible, the Committee shall distribute all Excess ACP Contributions and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ACP Contributions arose. In any event, however, the Excess ACP Contributions and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ACP Contributions arose.

     (c) The income or loss allocable to Excess ACP Contributions shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ACP Contribution arose by a fraction. The numerator of the fraction is the Excess ACP Contributions. The denominator of the fraction is the value of the Participant's Account on the last day of the Plan Year reduced by any income allocated to the Participant's Account by such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

     (d)  Amounts distributed to Highly Compensated Employees under this Section
          12.08 shall be treated as annual additions with respect to the Employee who received such amount.

 12.09   Combined ACP and ADP Test.

         (a) The Plan must satisfy the Combined ACP and ADP Test described in this Section 12.09 only if (1) the Average Actual Deferral Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Deferral Percentage of the Non-highly Compensated Employees and (2) the Average Actual Contribution Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Contribution Percentage of the Non-highly Compensated Employees.

         (b) The Combined ACP and ADP Test is satisfied if the sum of the Highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage is equal to or less than the Maximum Combined Percentage defined in paragraph (c) below.

         (c) The Maximum Combined Percentage shall be determined by adjusting the Non-highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage in the following manner:

                  (1) The greater of the two percentages shall be multiplied by 1.25; and

                  (2) The lesser of the two percentages shall be increased by two percentage points; however, in no event shall such adjusted percentage exceed twice the original percentage.

                  The  sum  of  (1)  and  (2)  shall  be  the  Maximum  Combined
                  Percentage.

                  Notwithstanding the foregoing, the Maximum Combined Percentage shall be determined in the following manner if such calculation results in a higher Maximum Combined Percentage than the formula specified above:

                  (1) The lesser of the Average Actual Deferral Percentage and Average Actual Contribution Percentage of the Non-Highly Compensated Employees shall be multiplied by 1.25; and

                  (2) The greater of such two percentages shall be increased by two percentage points; however, in no event shall such percentage exceed twice the original percentage.

         (d) In the event the Plan does not satisfy the Combined ADP and ACP Test, the Highly Compensated Employees' Average Actual Contribution Percentage shall be decreased by either distributing Employer Matching Contributions to certain Highly Compensated Employees by using the procedures described in
                  Section 12.08 or by making a Qualified Nonelective Contribution as provided in Section 12.06(b)(3) until the sum of such percentage and the Highly Compensated Employees' Average Actual Deferral Percentage equals the Maximum Combined Percentage.

         (e) If Employer Matching Contributions are distributed to certain Highly Compensated Employees in order to satisfy the Combined ADP and ACP Test, income or loss allocable to such Employer Matching Contributions shall also be distributed.

         (f) To the extent administratively possible, the Committee shall distribute the Employer Matching Contributions (if applicable) and allocable income or loss prior to 2-1/2 months following the end of the Plan Year for which the Combined ADP and ACP Test is computed. In any event, however, such Employer Matching Contributions (if applicable) and allocable income or loss shall be distributed by the end of the Plan Year following the Plan Year for which the Combined ADP and ACP Test is computed. Employer Matching Contributions that are distributed pursuant to this Section 12.09 shall be treated as annual additions under the Plan.

         (g) The income or loss allocable to returned Employer Matching Contributions shall be determined using the same procedures as
                  Section 12.05(c).

 12.10   Order of Applying Certain Sections of Article.

         In applying the provisions of this Article 12, the determination and distribution of Excess Deferrals shall be made first, the determination and elimination of Excess ACP Deferrals shall be made second, the determination and elimination of Excess ADP Contributions shall be made third and finally the determination and any necessary adjustment related to the Combined ADP and ACP Test shall be made.

                                   ARTICLE 13

                          HIGHLY COMPENSATED EMPLOYEES


13.01    In General.

         For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 13.02 below and any Former Employee described in Section 13.03 below. Various definitions used in this Section are contained in Section 13.04. A "Non-highly Compensated Employee" is an Employee who is not a Highly Compensated Employee.

13.02    Highly Compensated Employees.

         (a) Defined. Effective for Plan Years beginning after December 31, 1996, an Employee is a Highly Compensated Employee if during a Determination Year the Employee performs services for the Employer and:

                  (1)      is a 5 Percent Owner; or

                  (2) received Compensation in excess of $80,000 and was a member of the Top Paid Group during the Look Back Year.

                  The dollar amount described above shall be increased annually as provided in Code Section 414(q)(1). For purposes of the 1997 Plan Year, the preceding definition shall be used to determine if an Employee is a Highly Compensated Employee, notwithstanding that the definition of a Highly Compensated Employee was different for the 1996 Plan Year (which would be the Look Back Year).

         (b)      Calendar  Year  Election.   The  Employer  hereby  elects  the
                  calendar year calculation election described in Temporary Regulation Section 1.414(q)-1T, Q&A-14(b) or any successor regulation thereto. Because the Plan uses the calendar year as its Plan Year, there is no separate Look Back Year calculation. This election is binding on all other qualified retirement Plans maintained by the Employer until the election is withdrawn.

13.03    Former Highly Compensated Employee.

         A Former Employee is a Highly Compensated Employee if (applying the rules of Section 13.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Determination Year ending on or after the Former Employee's 55th birthday.

13.04    Definitions.

         The following special definitions shall apply to this Article 13:

         Compensation for purposes of this Article 13 shall mean the gross annual earnings reported on the Participant's IRS Form W-2 (Box 1 - Wages, Tips and Compensation, or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, Compensation shall include compensation which is not includable in the Participant's IRS Form W-2 (Box 1) by reason of Code Section 402(a)(8) (employee pre-tax contributions under a Code
         Section 401(k) plan) or Code Section 125 (salary deferrals under a cafeteria plan). Compensation shall not include amounts paid or reimbursed by the Employer for moving expenses if, at the time of the payment of such moving expenses, it is reasonable to believe that the moving expenses will be deductible by the Participant under Code
         Section 217. Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In no event shall Compensation in excess of the limitations under Code Section 401(a)(17) be taken into account for any Employee.

         Determination Year shall mean the Plan Year for which the ADP is computed.

         Employer for purposes of this Article 13 shall mean the Company and its Affiliates.

         5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

         Former Employee shall mean an Employee (i) who has incurred a Severance from Service or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Determination Year (e.g., an Employee on Authorized Leave of Absence).

         Look Back Year shall  mean the Plan Year  preceding  the  Determination
Year.

         Separation Year shall mean any of the following years:

         (1) An Employee who incurs a Termination Date shall have a Separation Year in the Determination Year in which such Termination Date occurs;

         (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Authorized Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

         (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

         Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens and Employees who do not perform services for the Employer during the applicable year. The Employer elects to compute the Top Paid Group without the age and service exclusion provided in applicable Treasury Regulations.

13.05    Other Methods Permissible.

         To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 13) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied).

                                   ARTICLE 14

                                MAXIMUM BENEFITS


14.01    General Rule.

     (a) Notwithstanding any other provision of this Plan, for any Plan Year, the Annual Additions to a Participant's Account, when combined with the Annual Additions to the Participant's Account under all other Qualified individual account plans maintained by the Employer or its Affiliates shall not exceed the lesser of (i) $30,000 or (ii) twenty-five percent (25%) of the Participant's Compensation for such Plan Year (the "maximum permissible amount"). Provided that no more than one-third of the Employer's ESOP Contributions for the Plan Year, which are deductible under the principal and interest deduction rules of Section 404(a)(9) of the Code, are allocated to Highly Compensated Employees, the limitations of Section 415 of the Code shall not apply to Forfeitures of Company Stock if such Company Stock was acquired with the proceeds of an exempt loan, or to the portion of the Employer's ESOP Contribution which is deductible as an interest payment under Section 404(a)(9)(B) of the Code.

     (b) The Employer hereby elects that the Limitation Year for purposes of Code Section 415 shall be the Plan Year.

     (c) For purposes of determining the limit on Annual Additions under paragraph (a) of this Section, the dollar limit described therein, to wit, $30,000, shall be increased for each Plan Year to the extent permitted by law.

     (d) If the amount to be allocated to a Participant's Account exceeds the maximum permissible amount (and for this purpose Employer Contributions shall be deemed to be allocated after Pre-Tax Contributions), the excess will be disposed of as follows. First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Pre-Tax Contributions that the Participant could make under Code Section 415 or (iii) other facts and circumstances that the Internal Revenue Service finds justifiable, the Committee may direct the Trustee to return to the Participant his Pre-Tax Contributions for such Plan Year to the extent necessary to reduce the excess amount. Such returned Pre-Tax Contributions shall be ignored in performing the discrimination tests of Article 12. Second, any excess annual additions still remaining after the return of Pre-Tax Contributions shall be reallocated as determined by the Committee among the Participants whose accounts have not exceeded the limit in the same proportion that the Compensation of each such Participant bears to the Compensation of all such Participants. If such reallocation would result in an addition to another Participant's Account which exceeds the permitted limit, that excess shall likewise be reallocated among the Participants whose Accounts do not exceed the limit. However, if the allocation or reallocation of the excess amounts pursuant to these provisions causes the limitations of Section 415 of the Code to be exceeded with respect to each Participant for the limitation year, then any such excess shall be held unallocated in a 415 Suspense Account. If the 415 Suspense Account is in existence at any time during a limitation year, other than the limitation year described in the preceding sentence, all amounts in the 415 Suspense Account shall be allocated and reallocated to Participants' Accounts (subject to the limitations of Code Section 415) before any Contributions which would constitute annual additions may be made to the Plan for that limitation year.

     (e) If the Participant is covered under another qualified defined contribution plan maintained by an Employer during any limitation year, the annual additions which may be credited to a Participant's account under this Plan for any such limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under all such plans for the same limitation year. If a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated (and for this purpose, Employer Contributions shall be deemed to be allocated after Pre-Tax Contributions). If an excess amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of

                  (i)      the total excess amount as of such date, times

                  (ii) the ratio of (A) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified defined contribution plans maintained by the Employer.

         Any excess amount attributed to this Plan will be disposed in the manner described in this Section 14.01 above.

14.02   Combined Plan Limitation.

         For Plan Years beginning before January 1, 2000, if the Employer or its Affiliates maintains, or at any time maintained, a Qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any limitation year and the annual benefit otherwise payable to the Participant under such defined benefit plan shall be frozen or reduced to the extent necessary so that the sum of such fractions shall not exceed 1.0.

14.03 Definitions. For the purposes of this Article 14, the following definitions shall apply:

         (a)      "Annual Addition" shall mean the sum of:

                  (1)        Employee Contributions;

                  (2)        Employer Contributions;

                  (3)        Forfeitures; and

                  (4)        Amounts  described  in Code  Sections 415(l)(1) and
                             419A(d)(2).

         Annual Additions shall not include any amounts credited to the Participant's Account resulting from Rollover Contributions.

         (b) "Affiliates" shall have that meaning contained in Article 2 except that for purposes of determining who is an Affiliate the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code
                  Section 1563(a)(1).

         (c)      "Compensation"  shall  have  the  same  meaning  as defined in
                  Article 12.

         (d) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer or its Affiliates, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation in effect for the limitation year under
                  Section 415(b)(1)(A) of the Code or (ii) 140 percent of the Highest Average Compensation.

     (e) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer or its Affiliates for the current and all prior limitation years, and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior limitation years of service with the Employer or its Affiliates (regardless of whether a defined contribution plan was maintained by the Employer or its Affiliates). The Maximum Aggregate Amount in any limitation year is the lesser of (i) 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code; or (ii) 35 percent of the Participant's compensation for such year.

         (f) "Highest Average Compensation" means the average compensation for the three consecutive years of service with the employer that produces the highest average.

         (g) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming (i) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and (ii) the Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

                                   ARTICLE 15

                                 TOP HEAVY RULES


15.01    General.

         The provisions of this Article of the Plan shall become effective in any Plan Year in which the Plan is determined to be Top Heavy and shall supersede any conflicting provision of this Plan.

15.02    Definitions.

     (a) Top Heavy. The Plan shall be Top Heavy for the Plan Year if, as of the Valuation Date which coincides with or immediately precedes the Determination Date, the value of the Participant Accounts of Key Employees exceeds 60% of the value of all Participant Accounts. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the anti-discrimination requirements of Code Sections 401(a)(4) or 410 must be combined with this Plan ("Required Aggregation Group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the Required Aggregation Group may be combined at the Employer's election with this Plan for the purposes of determining Top Heavy status if the combined plan satisfies the requirements of Code Section 401(a)(4) and 410 ( "Permissive Aggregation Group"). In determining the value of Participant Accounts, all distributions made during the five-year period ending on the Determination Date shall be included and any unallocated Employer Contributions or forfeitures attributable to the Plan Year in which the Determination Date falls shall also be included. The Account of (i) any Employee who at one time was a Key Employee but who is not a Key Employee for any of the five Plan Years ending on the Determination Date; and (ii) any Employee who has not performed services for the Employer or a related employer maintaining a plan in the aggregation group for the five Plan Years ending on the Determination Date, shall be disregarded in determining Top Heavy status.

     If the Employer maintains a defined benefit plan during the Plan Year which is subject to aggregation with this Plan, the 60% test shall be applied after calculating the present value of the Participants' accrued benefits under the defined benefit plan in accordance with the rules set forth in that plan and combining the present value of such accrued benefits with the Participant's account balances under this Plan.

     Solely for the purpose of determining if the Plan, or any other plan included in the Required Aggregation Group, is Top-Heavy, a Non-Key Employee's accrued benefit in a defined benefit plan shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

     (b) Key Employee. Any employee of the Employer who, during the Plan Year or the four preceding Plan Years was an officer receiving Compensation in excess of 50% of the limit described in Code Section 415(b)(1)(A), one of the ten employees of the Employer owning the largest interests in the Employer and receiving Compensation equal to or greater than the dollar limit described in Code Section 415(c)(1)(A), a greater than 5% owner of the Employer, a greater than 1% owner of the Employer receiving Compensation in excess of $150,000, or the Beneficiary of a Key Employee. The Code Section 415(b)(1)(A) and 415(c)(1)(A) limits referred to in the preceding sentence shall be the specified dollar limit plus any increases reflecting cost of living adjustments specified by the Secretary of the Treasury.

     (c) Determination Date. The last day of the Plan Year immediately preceding the Plan Year for which Top Heavy status is determined.

     (d)  Non-Key Employee. Any Participant who is not a Key Employee.

     (e) Employer. The term "Employer" shall include any Affiliate of such Employer.

     (f) Compensation. The term "Compensation" shall have that meaning as defined in Article 14.

 15.03   Minimum Benefit.

         (a) Except as provided below, the Employer Contributions allocated on behalf of any Non-Key Employee who is employed by the Employer on the Determination Date shall not be less than the lesser of (i) 3% of such Non-Key Employee's Compensation or
                  (ii) the largest percentage of Employer Contributions and Pre-Tax Contributions, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for such Plan Year. Pre-Tax Contributions allocated to the Accounts of Non-Key Employees shall not be considered in determining whether a Non-Key Employee has received the minimum contribution required by this Section 15.03.

         (b) The minimum allocation is determined without regard to any Social Security contribution and shall be made even though, under other Plan provisions, the Non-Key Employee would have received a lesser allocation or no allocation for the Plan Year because of the Non-Key Employee's failure to complete 1,000 Hours of Service, his failure to make mandatory employee contributions, or his earning Compensation less than a stated amount.

         (c) If the Employer maintains a defined benefit plan in addition to this Plan, the minimum contribution and benefit requirements for both plans in a Top Heavy Plan Year may be satisfied by an allocation of Employer Contributions to the Account of each Non-Key Employee in the amount of 5% of the Non-Key Employee's compensation. Additionally, if the Employer maintains another defined contribution plan which is a money purchase pension plan in which the required contribution equals or exceeds three (3) percent of Compensation, the minimum contribution and benefit requirements in a Top Heavy Plan Year shall be satisfied under that plan and no contribution will be made under this section.

 15.04   Combined Plan Limitation For Top Heavy Years.

         In any Plan Year beginning before January 1, 2000 during which more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators set forth in the Section of this Plan which limits maximum benefits pursuant to Section 415 of the Code. In any Plan Year beginning before January 1, 2000 during which more than 60% but not more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators unless the Account of each Non-Key Employee participating in the Plan receives an allocation which satisfies Section 15.03 above, except that for this purpose the figure "4%" shall be substituted for "3%" where it appears in Section 15.03(a) and the figure "7.5%" shall be substituted for "5%" where it appears in Section 15.03(c).

15.05    Top Heavy ESOP Contribution Account Vesting.

         Notwithstanding Section 7.04(b)(2) above, for any Top Heavy Plan Year, any Participant who ceases to be an Employee shall have a vested interest in his ESOP Contribution Account as follows:

                             Years of Service As of
                              Date of Termination             Vested
                              of Employment                   Percentage

                              Less than 2 years                       0%
                              2 years                                20%
                              3 years                                40%
                              4 years                                60%
                              5 years                                80%
                              6 years or more                       100%

                                   ARTICLE 16

                                  MISCELLANEOUS

16.01      Headings.

           The headings  and  sub-headings  in this Plan have been  inserted for
           convenience   of  reference  only  and  are  to  be  ignored  in  any
           construction of the provisions hereof.

16.02      Action by Employer.

           Any action by an Employer under this Plan shall be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

16.03      Spendthrift Clause.

           Except as otherwise required by a "qualified domestic relations order" as defined in Code Section 414(p), none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except for the extent expressly provided herein to the contrary.

16.04      Distributions Upon Special Occurrences.

           (a) Subject to Section 11.03, Pre-Tax Contributions and any income attributable thereto, shall be distributed to Participants or their Beneficiaries as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor its Affiliates maintain a successor plan.

           (b) Pre-Tax Contributions and any income attributable thereto shall be distributed to Participants as soon as administratively feasible after the sale, to an entity that is not an Affiliate, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed.

           (c) After the sale of an incorporated Affiliate's interest in a subsidiary to an entity that is not an Affiliate, Pre-Tax Contributions and any income attributable thereto of a Participant who continues to work for such subsidiary shall be distributed as soon as administratively feasible.

           (d)      The   provisions  of  this  Section   16.04   including  the
                    definitions of terms such as "successor plan" and "substantially all of the assets" shall be governed by Treasury Regulation Section 1.401(k)-1(d)(1)(iii) or any successor Treasury Regulation thereto.

16.05      Discrimination.

           The Employer, the Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan and Trust in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of Highly Compensated Employees.

16.06      Release.

           Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Plan Administrator, Committee and the Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee, or the Employer, as the case may be.

16.07      Compliance with Applicable Laws.

           The Company, through the Plan Administrator, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with the Act, and all other applicable laws, regulations, and rulings.

16.08      Agent for Service of Process.

           The agent for service of process of this Plan shall be the person listed from time to time in the current records of the Secretary of State of Florida as the agent for the service of process for the Company.

16.09      Merger.

           In the event of any merger or consolidation of the Plan with any other Plan, or the transfer of assets or liabilities by the Plan to another Plan, each Participant must receive (assuming that the Plan would terminate) the benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of the Act.

16.10      Governing Law.

           The Plan shall be governed by the laws of the State of Florida to the extent that such laws are not preempted by Federal law.

16.11      Adoption of the Plan by an Affiliated Sponsor.

     (a) The Board of the Company shall determine which employers shall become Affiliated Sponsors within the terms of the Plan. In order for the Board to designate an Employer as an Affiliated Sponsor, the Committee must approve the addition of the Affiliated Sponsor's identity to Schedule A (which approval may be retroactive to an earlier effective date). The Board may also specify such terms and conditions pertaining to the adoption of the Plan by the Affiliated Sponsor as the Board deems appropriate. With the Board's consent, but subject to the Code and the Act, an Affiliated Sponsor may limit participation in the Plan to certain of its Employees.

     (b) The Plan of the Affiliated Sponsor and of the Company shall be considered a single plan for purposes of Treasury Regulations Section 1.414(1)-1(b)(1). All assets contributed to the Plan by the Affiliated Sponsor shall be held in a single fund together with the assets contributed by the Company (and with the assets of any other Affiliated Sponsors); and so long as the Affiliated Sponsor continues to be designated as such, all assets held in such fund shall be available to pay benefits to all Participants and Beneficiaries covered by the Plan irrespective of whether such Employees are employed by the Company or by the Affiliated Sponsor. Nothing
          contained herein shall be construed to prohibit the separate accounting of assets contributed by the Company and the Affiliated Sponsors for purposes of cost allocation if directed by the Board of the Company or the holding of Plan assets in more than one Trust Fund with more than one Trustee.

     (c) So long as the Affiliated Sponsor's designation as such remains in effect, the Affiliated Sponsor shall be bound by, and subject to all provisions of the Plan and the Trust Agreement. The exclusive authority to amend the Plan and the Trust Agreement shall be vested in the Board of the Company and no Affiliated Sponsor shall have any right to amend the Plan or the Trust Agreement. Any amendment to the Plan or the Trust Agreement adopted by the Board of the Company shall be binding upon every Affiliated Sponsor without further action by such Affiliated Sponsor.

     (d) Each Affiliated Sponsor shall be solely responsible for making an Employer Contribution with respect to its Employees and solely responsible for making any contribution required by Article 15. Furthermore, if an Affiliated Sponsor determines to make a Qualified Nonelective Contribution on behalf of its Employees, such Affiliated Sponsor shall be solely responsible for making such contribution. Neither the Company nor any other Affiliated Sponsor is obligated to make a Qualified Nonelective Contribution on behalf of the Employees of a different Affiliated Sponsor.

     (e) The Company and each Affiliated Sponsor which is an Affiliate will be tested on a combined basis to determine whether the Company and such Affiliated Sponsors satisfy the Average Actual Deferral Percentage Test described in Section 12.03. An Affiliated Sponsor which is not an Affiliate shall be tested separately from the Company and those Affiliated Sponsors that are Affiliates for purposes of the ADP test described in Article 12.

     (f) No Affiliated Sponsor other than the Company shall have the right to terminate the Plan. However, any Affiliated Sponsor may withdraw from the Plan by action of its board of directors provided such action is communicated in writing to the Committee. The withdrawal of an Affiliated Sponsor shall be effective as of the last day of the Plan Year following receipt of the notice of withdrawal (unless the Committee consents to a different effective date). In addition, the Board of the Company may terminate the designation of an Affiliated Sponsor to be effective on such date as the Board of the Company specifies. Any such Affiliated Sponsor which ceases to be an Affiliated Sponsor shall be liable for all cost accrued through the effective date of its withdrawal or termination and any contributions owing as a result of Pre-Tax Contributions by its Employees or any other contribution as provided in paragraphs (d) and (e). In the event of the withdrawal or termination of an Affiliated Sponsor as provided in this paragraph, such Affiliated Sponsor shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such a transfer is approved by the Board of the Company in its sole discretion.

 16.12   Location of Participant or Beneficiary Unknown.

         In the event that all or any portion of the distribution payable to a Participant or his Beneficiary shall remain unpaid solely by reason of the Committee's inability to ascertain the whereabouts of such Participant or Beneficiary, the amount unpaid shall be forfeited. However, such forfeiture shall not occur until five (5) years after the amount first became payable. The Committee shall make a diligent effort to locate the Participant or Beneficiary including the mailing of a registered letter, return receipt requested, to the last known address of such Participant or Beneficiary. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored and distributed.

16.13    Qualified Military Service.

           Effective December 12, 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE 17

                          EMPLOYEE STOCK OWNERSHIP PLAN

17.01      Introduction.

           The Prior ESOP Plan and additions to the ESOP Contributions Account shall be invested primarily in Company Stock and such accounts are hereby designated as a stock bonus employee stock ownership plan
           (ESOP) forming a part of the Plan as described in Treasury Regulation Sections 54.4975-11(a)(5) and 54.4975-11(a)(2). The principal terms of the stock bonus ESOP are set forth in this Article 17.

17.02      Definitions.

           (a) Acquisition Loan shall mean a loan (or other extension of credit) used by the Trustee to finance the acquisition of Company Stock or to repay a prior Acquisition Loan, which loan may constitute an extension of credit to the Trust from a party in interest (as defined in ERISA) or a disqualified person (as defined in Section 4975 of the Code) and is intended to be an exempt loan under Section 408(b)(3) of ERISA. Such exempt loan shall satisfy the requirements of Department of Labor Regulation Section 2550.408b-3, Regulation Section 54.4975-7(b) and this Plan.

           (b) Allocated Shares shall mean shares of Company Stock which have been allocated to a Participant's ESOP Contributions Account.

           (c) ESOP shall mean this Article 17 of the Plan and the aggregate of the ESOP Accounts under this Article 17. Although the primary terms of the ESOP are set forth in this Article 17 and the Trust, the other provisions of the Plan are incorporated by reference herein.

           (d) ESOP Contributions Account shall mean that Account under the Plan which receives allocations of Company Stock.

           (e)        Financed   Shares  shall  mean  shares  of  Company  Stock
                      acquired   under  the  Plan  with  the   proceeds   of  an
                      Acquisition Loan.

17.03      Investment of ESOP Assets.

     (a) The ESOP will be invested by the Trustee primarily in Company Stock, as directed by the Committee, subject to the Trustee's determination that such purchase is for not more than "adequate consideration" as defined in Section 3(18) of ERISA. The ESOP portion of the Trust may also be invested in cash or cash equivalent investments (i) for the limited purpose of making distributions to Participants and Beneficiaries; (ii) pending the investment of contributions or other cash receipts in Company Stock; (iii) pending use to repay an Acquisition Loan; (iv) for the purposes of paying fees and expenses incurred with respect to the ESOP or the Trust and not paid for by the Employer; or (v) in the form of de minimis cash balances.

     (b) The Trustee may incur an Acquisition Loan to finance the acquisition of Company Stock to be allocated to the ESOP Contributions Accounts (Financed Shares). The Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. The Acquisition Loan may be secured by a pledge of the Financed Shares so acquired. No other assets of the ESOP or the Plan may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against assets of the ESOP or the Plan other than (i) any Financed Shares remaining subject to pledge, (ii) earnings attributable to such collateral, and/or (iii) Employer contributions made to satisfy the current portion of the Acquisition Loan and earnings thereon. If the lender is a "party in interest" as defined in ERISA, the Acquisition Loan must provide for a transfer of ESOP assets on default only upon and to the extent of the failure of the ESOP to meet the payment schedule of the Acquisition Loan. Any pledge of Financed Shares must provide for the pro rata release of the shares so pledged as payments on the Acquisition Loan are made by the Trustee and such Financed Shares are allocated to Participants' ESOP Accounts under Section 17.05.

     Payments of principal and/or interest on any Acquisition Loan shall be made by the Trustee only from ESOP Contributions paid in cash to enable the Trust to repay such Acquisition Loan, from earnings attributable to such ESOP Contributions, from any cash dividends received by the Trust on Financed Shares, and from any cash dividends received by the Trust on Company Stock which has been allocated to a Participant's ESOP Account. In the event that the Trustee is unable to make payments of principal and/or interest on an Acquisition Loan when due, the Committee (with the approval of the Board of Directors) may direct the Trustee to sell any Financed Shares that have not yet been allocated to Participants' ESOP Accounts or to obtain an Acquisition Loan in an amount sufficient to make such payments.

17.04      ESOP Contributions.

           ESOP Contributions to the Trust shall be made by the Employer as follows:

     (a) ESOP Contributions. Each Plan Year, the Employer shall contribute to the ESOP an amount, if any, determined in the sole discretion of the Board. The ESOP Contribution shall be used to repay any Acquisition Loan, and any Financed Shares which are available for allocation to Participants as a result thereof shall be allocated as provided in
          Section 17.05. Notwithstanding the foregoing, such ESOP Contribution shall not be less than the amount required to enable the Trust to timely discharge the current portion of any Acquisition Loan.

     (b) Form and Timing of Contributions. ESOP Contributions for each Plan Year shall be paid to the ESOP Trustee not later than the due date (including extensions) for filing the Employer's federal income tax return for the Plan Year. ESOP Contributions may be paid in cash or in shares of stock, as determined by the Committee; provided, however, that such ESOP Contributions shall be paid in cash to the extent needed to provide the Trust with cash sufficient to pay any currently maturing obligations under any Acquisition Loan. The aggregate Employer Contributions and Elective Deferrals for a Plan Year shall not exceed the amount of such aggregate contribution which is deductible by the Employer under Code Section 404 for the calendar year.

17.05      Allocations to Participants' Accounts.

           (a) Any Financed Shares acquired by the Trust shall initially be credited to a "Loan Suspense Account" and will be released from the Loan Suspense Account and be allocated to the ESOP Accounts of Participants as of the last day of each Plan Year. The date on which loan payment is made shall be referred to in this Article as the "Annual Repayment Date." The aggregate number of Financed Shares to be released from the Loan Suspense Account on the last day of each Plan Year for allocation to Participants' ESOP Accounts shall be determined by the Committee as follows:

                      The number of Financed Shares held in the Loan Suspense Account immediately before the release of Financed Shares on the last day of the Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the aggregate amount of principal and interest paid on the Acquisition Loan for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the aggregate projected payments of principal and interest on the Acquisition Loan (determined without reference to any possible extensions or renewals thereof). For purposes of computing the denominator of the fraction, if the interest rate on the Acquisition Loan is variable, the interest to be paid in subsequent Plan Years shall be calculated by assuming that the interest rate in effect as of the end of the applicable Plan Year will be the interest rate in effect for the remainder of the term of the Acquisition Loan.

                      Alternatively, the number of Financed Shares to be released from the Loan Suspense Account may be determined in the same manner as described in the preceding paragraph, except that the number of released Financed Shares shall be based solely on the amount of principal paid for the Plan Year in relation to the sum of such amount plus the principal to be paid for all future years. However, this alternative method may be used only if each of the following three conditions are satisfied:

                      (1) The Acquisition Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years;

                      (2) The interest portion of any payment shall be disregarded only to the extent it would be treated as interest under standard loan amortization tables; and

                      (3) If the Acquisition Loan is renewed, extended or refinanced, the sum of the expired duration of the Acquisition Loan and the renewal, extension or new Acquisition Loan period shall not exceed ten (10) years.

           (b) Allocations to a Participant's ESOP Account shall be made as follows:

                      (1) Stock dividends paid on shares of Company Stock allocated to a Participant's ESOP Account shall be allocated to such Participant's ESOP Account as of the next Valuation Date or, if the Committee otherwise elects, on the date such stock dividend is declared;

                      (2) Cash dividends on Allocated Shares, cash dividends on Financed Shares, and Profit Sharing Contributions (if any) shall be used to repay the Acquisition Loan. The first Financed Shares which are released from the Loan Suspense Account as a result of such payment shall be allocated as follows.

     (A) Each Participant's ESOP Account shall receive Financed Shares which have a fair market value equal to (not more or less than) the amount of cash dividends on Allocated Shares in the Participant's ESOP Account which were used to pay the Acquisition Loan as of Annual Repayment Date. However, if the fair market value of the Financed Shares allocated to the Participant's ESOP Account under this clause
          (A) is less than the dollar amount of such cash dividends on Allocated Shares used to repay an Acquisition Loan, then the Employer shall make a special contribution to the ESOP Trust in such an amount that, when used with the all of the amounts described in this Section 17.06(b)(2) to pay principal and interest on the Acquisition Loan, shall result in the satisfaction of such condition.

     (B) Any Financed Shares which remain after the allocation described in clause (A) immediately above shall be allocated by multiplying the total number of Financed Shares which remain to be allocated by a fraction, the numerator of which is the Eligible Participant's Compensation for the Plan Year, and the denominator of which is the aggregate Compensation of all Eligible Participants for the Plan Year. For purposes of this Section, an Eligible Participant shall mean a Participant who is an Eligible Employee of the Employer, who during the Plan Year earned a year of Credited Service and who is actively employed on the last day of the Plan Year.

           (c) Notwithstanding paragraph (b) above, if all or any portion of the ESOP Contribution exceeds the amount necessary to make the required loan payment on an Acquisition Loan as of the Annual Repayment Date, then the Committee may direct the Trustee to not apply such excess as a prepayment of the Acquisition Loan, but instead to use such excess to purchase Company Stock or to contribute such excess as a cash contribution to the ESOP Accounts of eligible Participants. Any Company Stock so purchased shall be allocated as though it constituted Financed Shares released as of the last day of the Plan Year.

17.06      Distributions from ESOP Account.

     (a) The Trustee will make distributions from the ESOP portion of the Trust only as directed by the Committee generally pursuant to the distribution rules set forth in Article 8 and Section 17.06(b) below. However, a Participant in the ESOP portion of the Plan who reaches his Normal Retirement Date may at any time elect to withdraw any portion of his ESOP Contribution Account. Distribution of a Participant's vested ESOP Account will be made in whole shares of Company Stock, cash or a combination of both, as elected by the Participant or, in the case of death, the Beneficiary. In the event an election is not made, distribution will be made, to the extent possible, in whole shares of Company Stock and the remainder in cash.

     (b)  Diversification of Participant Accounts.

     A Participant who has attained age 55 and completed ten years of Plan participation (a "Qualified Participant"), shall be entitled to elect to diversify the investment of his ESOP Account with respect to not less than the number of shares of Company Stock acquired by or contributed to the Plan after December 31, 1986 which have been allocated to the Participant's ESOP Account as of the date of any election ("Qualified Shares") as follows:

     (i) The diversification election shall be made in the manner specified by the Committee during the 90 day period following the last day of each of the six consecutive Plan Years beginning with the Plan Year the Participant becomes a Qualified Participant.

     (ii) The diversification election shall be made from among no less than three investment options offered on terms consistent with Treasury Regulations issued under Code Section 401(a)(28). If the Plan does not provide alternative investment options at the time a Qualified Participant acquires the right to make a diversification election, the Committee shall distribute the portion of the Employer Contribution Stock Account subject to the election to the Qualified Participant no later than 90 days after the end of the election period referred to in subsection (a), provided the Participant requests the distribution in the manner specified by the Committee.

     (iii) During the first five election periods, the amount subject to a diversification or distribution election shall be no less and no more than 25% of the Qualified Shares in the Participant's ESOP Account, less any amounts subject to an election in any prior year. During the sixth election period, the amount subject to a diversification election shall not exceed 50% of the Qualified Shares in the Participant's ESOP Account, including any amount subject to a prior election.

     (iv) If the fair market value (determined as of the Valuation Date immediately before the above described ninety (90) day period) of the Company Stock acquired by or contributed to the Plan and allocated to the Qualified Participant's ESOP Account is less than $500, then this Section 17.06 shall not apply.

     (v) In the event a Qualified Participant directs a portion of his ESOP pursuant to this Section, such Qualified Participant shall not have, with respect to the directed portion, the right to demand Company Stock pursuant to
Section 409(h)(1)(A) of the Code.

17.07      Dividend Distributions.

           If so determined by the Committee, any cash dividends on Company Stock allocated to the ESOP Accounts may be paid currently (or within ninety (90) days after the end of the Plan Year in which the dividends are paid to the Trust) in cash to such Participants on a nondiscriminatory basis, or the Employer may pay such dividends directly to Participants. Such distributions (if any) of cash dividends to Participants may be limited to Participants who are still Employees, may be limited to dividends on shares of Company Stock which are then vested or may be applicable to dividends on all shares allocated to Participants' ESOP Accounts.

17.08      Voting Rights.

           Except as otherwise required by the Act, the Code and Regulations, all voting rights of Shares held by the Trust Fund shall be exercised by the Trustee only as directed by the Committee, the Participants or their Beneficiaries in accordance with the following provisions of this Section 17.08:

           (a)      Pass Through of Voting Rights.

                    (1) If the Employer has a registration-type class of securities (as defined in Section 409(e)(4) of the Code or any successor statute thereto), then with respect to all corporate matters submitted to shareholders, all shares allocated and credited to the ESOP Accounts of Participants as of the record date for the related shareholders meeting shall be voted only in accordance with the directions of such Participants as given to the Committee and communicated in turn by the Committee to the Trustee, or as given directly by such Participants to the Trustee. Each Participant shall be entitled to direct the voting only of the Shares (including fractional interests in Shares) allocated and credited to his ESOP Account.

                    (2) If the Employer does not have a registration-type class of securities (as defined in Section
                             409(e)(4) of the Code or any successor statute thereto), then, only with respect to corporate matters relating to a corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such other similar transaction that Regulations require, all Shares allocated and credited to the ESOP Accounts of Participants as of the record date of the related shareholders meeting shall be voted in accordance with the directions of such Participants as given to the Committee and communicated in turn by the Committee to the Trustee, or as given directly by such Participants to the Trustee. Each Participant shall be entitled to direct the voting only of the shares (including fractional interests in Shares) allocated to his ESOP Account.

                    (3) If this Section 17.08(a) applies to shares allocated to the ESOP Account of a deceased Participant, such Participant's Beneficiary shall be entitled to direct the voting with respect to such shares as if such Beneficiary were the Participant.

     (b) Instructions on Voting. If Participants are entitled under Section 17.08(a) to direct the vote with respect to allocated shares, then, before each event requiring Participant voting, the Committee, through the Trustee, shall furnish to each Participant a copy of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions on how the shares allocated to such Participant's Account
(including fractional shares) are to be voted. Upon timely receipt of such instructions, the Trustee (after combining votes of fractional shares to give effect to the greatest extent possible to Participants' instructions) shall vote the shares as instructed. If voting instructions for shares allocated to any Participant are not timely received, such shares shall not be voted.

     (c) Voting on Unallocated Shares. The Trustee shall vote unallocated shares held in the Trust and shares allocated to the ESOP Accounts of Participants from whom voting instructions are not required to be solicited under Section 17.08(a)(1) or (2) only as the Committee directs in the Committee's sole discretion, after the Committee determines such action to be in the best interests of the Participants and their Beneficiaries. If no direction is received from the Committee, the Trustee shall vote such shares in accordance with his determination of the best interests of Plan Participants.

     (d) Tender or Exchange Offers. Subject to Section 17.08(a)(2), the Trustee shall follow the written directions of the Committee in connection with responding, on behalf of the Trust, to any tender or exchange offer for all or any portion of any allocated or unallocated Shares held in the Trust. If no instructions are issued, the Trustee shall respond, as it deems prudent, on behalf of the Trust. In exercising any discretion or power under this Section 17.08, the Trustee shall consider to the extent permitted by applicable law, including applicable regulations, not only the potential increase in value, if any, in the ESOP Accounts of the Participants as a result of a tender or exchange of the allocated and unallocated shares, but also the impact of any change in the management or control of the Company on the status of the Participants as Employees in the long run, but not over the short run, including but not limited to whether they will receive larger or smaller employee benefits than at present under the Plan.

17.09      Put Options.

         If Company Stock which was not acquired with the proceeds of an Acquisition Loan is distributed to a Participant, and such Company Stock is not readily tradable on an established securities market, a Participant shall have the right to require the Employer to repurchase the Company Stock distributed to such Participant under a fair valuation formula and in accordance with the Code and Act. Company Stock which is acquired with the proceeds of an Acquisition Loan and which is not publicly traded when distributed, or if it is subject to a trading limitation when distributed, must be subject to a put option. A trading limit is a restriction under federal or state securities laws or any regulations, or an agreement not otherwise prohibited by this Plan.

17.10      Nonterminable Protections and Rights.

         No Company Stock acquired with the proceeds of an Acquisition Loan may be subject to a put option (other than as described in Section 17.09), call, or other option, or buy-sell or similar arrangement when held by or distributed from the Trust, whether or not the Plan is then an ESOP. The protections and rights shall continue to exist under the terms of this Plan so long as any Company Stock acquired with the proceeds of an Acquisition Loan is held by the Trust or by a Participant, Separated Participant or other person for whose benefit such protections and rights have been created, and neither the repayment of such loan nor the failure of the Plan to be an ESOP, nor an amendment of the Plan shall cause a termination of such protections and rights.

           IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of January 1, 1999.

        Exigent International, Inc.


        By:_____________________________________________________________
        Title:__________________________________________________________
        Date:___________________________________________________________

                                   SCHEDULE A

                               AFFILIATED SPONSORS
                         Effective Date of Participation
                           (if after January 1, 1999)

        Name
1.      Exigent Software Technology, Incorporated
2.      Exigent Digital Telecom & Wireless Networks, Incorporated
3.      Exigent Solutions Group, Incorporated

Employees of the Commercial Division of Exigent Solutions Group (formerly GEC North America ) are only eligible in the 401(k) elective deferral portion of the Plan and are not entitled to any Employer Contributions.

                                   SCHEDULE B

                              PREDECESSOR EMPLOYERS



                            Software Technology, Inc.

                                   SCHEDULE C

                         MATCHING EMPLOYER CONTRIBUTIONS


               RULES APPLICABLE TO EMPLOYER MATCHING CONTRIBUTIONS


            Plan Year(s) Uniform Percentage Match or Uniform Maximum
                          Dollar Match Contribution Cap




                         [None as of the Effective Date]